UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-22118

Dreman Contrarian Funds

(Exact name of registrant as specified in charter)

Harborside Financial Center Plaza 10
Suite 800
Jersey City, NJ	07311
(Address of principal executive offices)	(Zip code)

William Murphy

Unified Fund Services, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Dreman Contrarian Funds

Dreman Contrarian Large Cap Value Fund

Dreman Contrarian Mid Cap Value Fund

Dreman Contrarian Small Cap Value Fund

Annual Report

October 31, 2008

Fund Advisor:

Dreman Value Management, LLC

Harborside Financial Center Plaza 10

Suite 800

Jersey City, NJ 07311

Toll Free: (800) 247-1014

DREMAN CONTRARIAN LARGE CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

The Dreman Contrarian Large Cap Value Fund returned -45.17% for the fiscal year ended October 31, 2008, as compared to the S&P 500 and the Russell 1000 Value index of -36.08% and -38.8%, respectively. The past twelve months were marked by an escalating global financial crisis and without question, this period will go down in history as one of the most difficult and volatile periods since the Great Depression. We have seen markets plummet in the past, and the firm has built its reputation on taking advantage of opportunities in bear markets. All the same, we have never seen a market that has wiped out capital as quickly as this one has. In the 1930’s, the Dow Jones Industrial Average dropped 90% between 1929 and 1932. Many major financial stocks have dropped the same amount since the beginning of this past January to mid-July. Unfortunately, it didn’t stop there as the leverage unwind via hedge fund forced liquidations continued through the Fund’s fiscal year end.

Turning to the Fund, the underperformance for the past twelve months ended 10/31/2008 was primarily the result of weak stock selection in the Financial Services sector due to the unwinding of the housing bubble. In our opinion, the haphazard government response to this situation resulted in a general loss of confidence and subsequent failure of several institutions. The government seizure of Fannie Mae and Freddie Mac and the subsequent failure of Washington Mutual and Wachovia resulted in approximately a 1400 basis point detraction in the Fund’s performance. The remaining companies in the Fund’s Financial Sector such as Bank of America, JP Morgan, Citigroup, US Bancorp, PNC Financial, are, in our opinion, the survivors and should be a profitable component of the Fund’s total return going forward.

On a positive note, stock selection for the period was strong in the Consumer Staples and Consumer Discretionary sectors. In the Consumer Staples sector, the announced acquisition of UST by Altria resulted in a 32.2% increase in UST’s stock price for the period. In the Consumer Discretionary sector, in the context of the bear market, both Staples and Lowe’s performed well on a relative basis as they were down 15.5% and 18.0%, respectively.

Outlook

The past twelve months have been devastating for the equity market as the leverage unwind has caused massive forced liquidations (mainly hedge funds) and the post bubble economy has put major pressure on earnings. As a result, 2008 has been the worst stock market since 1931. What started out as a financial crisis which devastated the financial stocks has recently evolved into an all sector capitulation, with new historic highs being set on the volatility index.

Although we have been generally concerned about the potential for a tough post bubble period, given that valuations in general had not been that appealing in many areas of the market over the past several years, the time compressed unwind has actually surprised us. Historically, market excesses have taken much longer to unwind. The silver lining in the quick unwind is that valuations in general have gotten much more attractive. Valuations as measured by the price earnings ratio on the Value Line Composite have come down to approximately 10 times (as of November 20, 2008) as compared to 20 times in mid-2007. Of course undervalued markets may well become more undervalued, but at least for the first time in a number of years the average price earnings ratio is approaching single digits.

From a portfolio perspective, we remain overweighted in the energy sector. Despite the volatility of energy prices of late, the Portfolio’s energy stocks, in our opinion, remain undervalued relative to their long term prospects. Although the current financial crisis is probably the worst since the Great Depression, we believe investors have overreacted to the financial crisis and that the Portfolio’s financial service companies will likely provide a strong boost to portfolio returns over time. The portfolio is also overweighted in the Healthcare and Consumer Staples sectors as they are rather defensive.

We continue to believe that better opportunities will materialize as the equity market struggles through the crisis and we fully expect at some point to move away from the defensive positions in the portfolio to better offensive opportunities. Along with better opportunities, we believe the future landscape will favor “stock selection” over the more recent index and ETF wave that, in our opinion, has created a speculative, short trading mentality that the “bear” will undoubtedly devour in due time.

DVM has traditionally taken advantage of such periods to add or increase positions when waves of selling may drive individual companies or sectors well below their real value. The portfolio’s superior alpha over time has been built to a significant extent by taking advantage of what we believe to be opportunities as they present themselves.

DREMAN CONTRARIAN MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

With widespread losses in the market, it is difficult to point to many successes in the Fund. For the fiscal year ended October 31, 2008, the Dreman Contrarian Mid Cap Value Fund performed -41.24% versus its benchmark the S&P Mid-Cap 400 Index which posted a return of -36.46%. We have seen markets plummet in the past; however, we have never seen a market that has wiped out capital as quickly. Without a doubt, 2008 will go down in history as one of the most difficult and volatile period since the Great Depression. In the 1930’s, the Dow Jones Industrial Average dropped 90% between 1929 and 1932. Many major financial stocks have dropped the same amount since the beginning of January to mid-July. While the markets have been erratic and at times senseless, we remain steadfast with our proven investment philosophy and process that has generated significant alpha over time for our clients.

On a relative basis, the Consumer Discretionary sector performed the best as we avoided the large declines in the retail space as consumers cut back their spending. One highlight for the year was Sherwin Williams which added to performance. On the negative side Autoliv, Inc., a manufacturer of safety restraints and air bags for the automobile industry, was down over 65% as production cuts at auto manufacturers hurt demand. We remain equal weighted in this sector.

Other sectors that helped performance include Information Technology and Telecommunications. Both of these sectors were down over 50% for the benchmark. Avoiding the large blow ups was the key to outperforming in these sectors. We remain over weighted in Information Technology and equal weighted in Telecommunications.

Our significant under weighting in Financials helped performance of the Fund. The Financials sector took the brunt of the bear market as government bailouts and bankruptcies wreaked havoc in the banking and capital markets industries. We remain under weighted in the financial sector especially in banks where charge offs continue to rise.

The current bear market has been damaging in many areas, making the investment outlook hazy at best for the next several months as the global de-leveraging process continues. Although haphazard so far, the government’s current attempt at a more comprehensive $700 billion bailout plan should begin to alleviate the liquidity crisis. The real question going forward pertains to the extent of the negative wealth effects on the economy as a result of the financial crisis. In our opinion, the economy clearly is in a recession and to date, the market continues to discount the inevitability of a global slowdown/recession.

As the equity market struggles through the crisis slowly but surely, we believe better value opportunities will materialize. We were complaining about the lack of opportunities and volatility over the past several years but complain no more. Along with better opportunities, we believe the future landscape will favor “stock selection” and a long term investment philosophy over the more recent trading/short term speculative/high risk strategies that have dominated the market over the past five years.

Dreman Value Management has traditionally taken advantage of such periods by adding or increasing positions when waves of selling drive individual companies or sectors well below their real value. For example, we have been slowly buying into companies that we believe have great long-term potential but have gotten caught in the global panic. Some of these stocks are down more than 50% from their peaks. The Portfolio’s superior alpha over time has been built by taking advantage of such opportunities as they present themselves.

DVM remains committed to its value philosophy and process that has proven successful over the years. In times like these, we latch ourselves to the mast in order to ride through the storm. As we start fiscal 2009, with the Portfolio’s attractive absolute and relative valuations, we believe that the DVM Mid Cap Value portfolio is a prudent choice for your mid cap value equity allocation.

DREMAN CONTRARIAN SMALL CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

With widespread losses in the market, it is difficult to point to many successes in the Fund. However, the Fund did outperform its benchmark for the fiscal year ended October 31, 2008 with a return of -28.14% vs. the benchmark return of -30.54%. We have seen markets plummet in the past; however, we have never seen a market that has wiped out capital as quickly. Without a doubt, 2008 will go down in history as one of the most difficult and volatile period since the Great Depression. In the 1930’s, the Dow Jones Industrial Average dropped 90% between 1929 and 1932. Many major financial stocks have dropped the same amount since the beginning of January to mid-July. While the markets have been erratic and at times senseless, we remain steadfast with our proven investment philosophy and process that has generated significant alpha over time for our clients.

On a relative basis, our top performing sector was Consumer Discretionary, where our under weighting of the industry coupled with stock selection helped performance. While it is generally not discussed in our letters, in bear markets, stocks that we do not buy can have a large positive impact on the performance of the Fund. In the Consumer Discretionary space, we avoided many potential blow ups by staying away from many of the trendy retailers, consumer durables and apparel, and media companies. In fact, our lone holding in the media space, DreamWorks Animation, had a positive return from when we initially purchased the stock in February 2008. We remain cautious on this sector as the consumer struggles with a high unemployment rate coupled with a negative wealth effect from a bear market in stocks and housing.

In the Consumer Staples sector, our over weighting coupled with stock selection also helped performance, on a relative basis. One of our strongest performers Ralcorp, a manufacturer of private label brands for stores, was up over 20% for the year. Pilgrim’s Pride, a poultry producer, was down significantly as rising feed costs hurt margins. We remain over weighted in this sector for now as the markets continue to be extremely volatile. This relative safe harbor should serve us well in the near future; however, as new opportunities arise we will likely use these stocks as sources of cash.

In previous letters, we have talked in great lengths about our concerns for the financial sector. However, even we could not imagine the speed at which this crisis would accelerate nor the depths of the problems at institutions, which previously were thought to be the strongest and, quite frankly, could never fail. The Fund outperformed in this space as our stock selection helped performance. In this sector, the key to success was avoiding the big losers. Two of our banks, FirstMerit and City Holding posted positive returns while Safety Insurance, a property and casualty insurer in Massachusetts, was also positive for the year. Other than these highlights, we believe it was a difficult sector to find good absolute returns. We continue to be significantly underweight in this sector as we believe a new round of regulation on the banks and other financial institutions could limit the amount of leverage they can take on their balance sheets. While difficult to imagine, the banking business is not a great business with return on assets usually around 1%. We believe the government may end up regulating the banks to a fixed ROE, similar to the regulation on utilities.

As quickly as energy prices rose in the first half of the year, they fell even quicker in the third quarter. Our overweight coupled with stock selection detracted from performance for the year. While we were shocked at the speed of the decline, we were not surprised that the energy sector came under pressure. In our previous quarterly letter we wrote “...the threat of a global slowdown affecting demand for oil is very real and gives us pause in the short term.” Through the end of the second quarter we sold some of our energy names as we believed that oil’s run to nearly $150 a barrel was overdone. Today, the stocks are selling near all time lows in terms of valuation, and while earnings estimates have yet to come down, we believe we are beginning to see some good opportunities in this sector. We have discussed in depth in previous letters the supply and demand side of the oil equation, and we continue to believe that longer term, these assets will become more valuable as demand increases and supply decreases. While the pullbacks can be vicious, such as the one in the third quarter, we believe that remaining overweighted will prove to be a winning strategy in the coming quarters and years.

The Industrial Sector underperformed for the year as investors grew more concerned about the global economic slow down. Our holdings in the electrical equipment industry, a historically strong performing group for our portfolio, were particularly weak. General Cable, a provider of copper, aluminum, and fiber optic wire and cable products, was down over 76% as investors grew concerned that the sell off in copper might adversely impact the company’s earnings. The fundamental case for General Cable remains strong as rolling brown and black outs are a direct result of the aging transmission and distribution stations across the country and abroad. Several other stocks also hurt performance during the year including Kennametal, a manufacturer of metal cutting and tungsten carbide tools used for drilling, boring, grooving, and threading. The stock was down 52% as the company lowered earnings guidance. On the positive side, DRS Technologies, a defense contractor, was taken out at a significant premium during the year. We remain slightly overweight in the Industrial Sector. Health Care was another bright spot for the portfolio for the year on a relative basis. The largest contributor in this sector was Sciele Pharma, a pharmaceutical company focusing on cardiovascular and diabetes products. The company was acquired by a Japanese drug maker, Shionogi & Company, for $31 per share, approximately a 55% premium. Amedisys, a home health and hospice provider, was up over 33% on solid earnings. We remain overweighted in the Health Care space as we believe valuations remain attractive.

Investment Outlook

The current bear market has been damaging in many areas, making the investment outlook hazy at best for the next several months as the global deleveraging process continues. Although haphazard so far, the government’s current attempt at a more comprehensive $700 billion bailout plan should begin to alleviate the liquidity crisis. The real question going forward pertains to the extent of the negative wealth effects on the economy as a result of the financial crisis. In our opinion, the economy clearly is in a recession and to date the market continues to discount the inevitability of a global slowdown/recession.

As the equity market struggles through the crisis slowly but surely, better value opportunities will materialize. We were complaining about the lack of opportunities and volatility over the past several years but complain no more. Along with better opportunities, we believe the future landscape will favor “stock selection” and a long term investment philosophy over the more recent trading/short term speculative/high risk strategies that have dominated the market over the past five years.

Dreman Value Management has traditionally taken advantage of such periods by adding or increasing positions when waves of selling drive individual companies or sectors well below their real value. For example, we have been slowly buying into companies that we believe have great long-term potential but have gotten caught in the global panic. Some of these stocks are down more than 50% from their peaks. The fund’s superior alpha over time has been built by taking advantage of such opportunities as they present themselves.

DVM remains committed to its value philosophy and process that has proven successful over the years. In times like these, we latch ourselves to the mast in order to ride through the storm. As we start fiscal 2009, with the Portfolio’s attractive absolute and relative valuations, we believe that the Dreman Contrarian Small Cap Value Fund is a prudent choice for your small cap value equity allocation.

Investment Results – (Unaudited)

Average Annual Total Returns (for periods ended October 31, 2008)	
	One Year	Since Inception (November 04, 2003)
Dreman Contrarian Large Cap Value Fund *	-45.17%	-2.38%
S&P 500 Index **	-36.08%	0.21%

Total annual operating expenses for the fiscal year ended October 31, 2007, as disclosed in the Fund's prospectus, were 2.65% of average daily net assets (1.62% after fee waivers/expense reimbursements by the Advisor, 1.37% if the voluntary waiver of the 12b-1 by the Advisor is included). The Advisor contractually has agreed to cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through October 31, 2009.

	Average Annual Total Returns (for periods ended October 31, 2008)	
	One Year	Since Inception (December 31, 2003)
Dreman Contrarian Mid Cap Value Fund *	-41.24%	0.71%
S&P Mid-Cap 400 Index **	-36.46%	0.95%

Total annual operating expenses for the fiscal year ended October 31, 2007, as disclosed in the Fund's prospectus, were 6.87% of average daily net assets (1.68% after fee waivers/expense reimbursements by the Advisor, 1.43% if the voluntary waiver of the 12b-1 by the Advisor is included). The Advisor contractually has agreed to cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through October 31, 2009.

	Average Annual Total Returns (for periods ended October 31, 2008)	
	One Year	Since Inception (December 31, 2003)
Dreman Contrarian Small Cap Value Fund - Retail Class *	-28.14%	7.01%
Russell 2000 Value Index **	-30.54%	1.60%

Total annual operating expenses for the fiscal year ended October 31, 2007, as disclosed in the Fund's prospectus, were 1.85% of average daily net assets (1.80% after fee waivers/expense reimbursements by the Advisor, 1.55% if the voluntary waiver of the 12b-1 by the Advisor is included). The Advisor contractually has agreed to cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through October 31, 2009.

	Average Annual Total Returns (for periods ended October 31, 2008)	
	One Year	Since Inception (August 22, 2007)
Dreman Contrarian Small Cap Value Fund - Institutional Class *	-28.05%	-21.89%
Russell 2000 Value Index **	-30.54%	-25.98%

Total annual operating expenses for the fiscal period ended October 31, 2007, as disclosed in the Fund's prospectus, were 1.78% of average daily net assets (1.30% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually has agreed to cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through October 31, 2009.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on a Fund’s distributions or the redemption of a Fund’s shares. Current performance of a Fund may be lower or higher than the performance quoted. For more information on the Funds, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of each Fund before investing. The Funds’ prospectus contains this and other information about the Funds, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. Each Fund charges a 1% redemption fee on shares redeemed less than one year after they are purchased. The imposition of this fee is not reflected in the returns above.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index, S&P Mid-Cap 400 Index, and Russell 2000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in a Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Funds are distributed by Unified Financial Securities, Inc., member FINRA

The chart above assumes an initial investment of $10,000 made on November 4, 2003 (commencement of Fund operations) and held through October 31, 2008. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.The S&P 500 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 31, 2003 (commencement of Fund operations) and held through October 31, 2008. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.The S&P Mid-Cap 400 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 31, 2003 (commencement of the Retail Class operations) and held through October 31, 2008. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.The Russell 2000 Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $100,000 made on August 22, 2007 (commencement of the Institutional Class operations) and held through October 31, 2008. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.The Russell 2000 Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS– (Unaudited)

1As a percent of net assets.

2Companies consisting of market capitalizations similar to those included in the S&P 500 Index.

3Companies consisting of market capitalizations not included in the S&P 500 Index.

Under normal circumstances, the Dreman Contrarian Large Cap Value Fund (“Large Cap Fund”) will invest at least 80% of its net assets in equity securities of large capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500 Index. At October 31, 2008, the market capitalization of companies included in the S&P 500 Index ranged from $547 million to $384.98 billion.

1As a percent of net assets.

2Companies consisting of market capitalizations ranging from $550 million to $20 billion.

Under normal circumstances, the Dreman Contrarian Mid Cap Value Fund (“Mid Cap Fund”) will invest at least 80% of its net assets in equity securities of medium capitalization companies which the Advisor defines as companies with market capitalizations ranging from $550 million to $20 billion.

1As a percent of net assets.

2Companies consisting of market capitalizations included in the Russell 2000 Value Index. Under normal circumstances, the Dreman Contrarian Small Cap Value Fund (“Small Cap Fund”) will invest at least 80% of its net assets in equity securities of small capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000 Value Index. At October 31, 2008, the market capitalization of companies included in the Russell 2000 Value Index ranged from $11 million to $3.804 billion.

Availability of Portfolio Schedules - (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s web site at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUNDS' EXPENSES- (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples for the Funds are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dreman Contrarian Large Cap Value Fund	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 – October 31, 2008
Actual	$1,000.00	$622.24	$5.32
Hypothetical (5% return before expenses)	$1,000.00	$1,018.58	$6.62

* Expenses are equal to the Large Cap Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

Dreman Contrarian Mid Cap Value Fund	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 – October 31, 2008
Actual	$1,000.00	$650.45	$5.83
Hypothetical (5% return before expenses)	$1,000.00	$1,018.07	$7.13

* Expenses are equal to the Mid Cap Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

Dreman Contrarian Small Cap Value Fund - Class R	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 – October 31, 2008
Actual	$1,000.00	$765.87	$6.66
Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.61

* Expenses are equal to the Small Cap Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

Dreman Contrarian Small Cap Value Fund - Class I	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 – October 31, 2008
Actual	$1,000.00	$767.27	$5.53
Hypothetical (5% return before expenses)	$1,000.00	$1,018.88	$6.32

* Expenses are equal to the Small Cap Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments
October 31, 2008

Common Stocks - 99.75%	Shares	Value

Air Courier Services - 1.10%
FedEx Corp.	794	$ 51,904

Aircraft Engines & Engine Parts - 2.42%
United Technologies Corp.	2,075	114,042

Biological Products - 1.52%
Amgen, Inc. (a)	1,200	71,868

Cigarettes - 1.51%
Philip Morris International, Inc.	1,642	71,378

Converted Paper & Paperboard Products (No Containers/Boxes) - 1.11%
3M Co.	816	52,469

Crude Petroleum & Natural Gas - 15.73%
Anadarko Petroleum Corp.	4,250	150,025
Apache Corp.	2,800	230,524
Devon Energy Corp.	3,575	289,074
Occidental Petroleum Corp.	1,300	72,202
		741,825

Electronic & Other Electrical Equipment (No Computer Equipment) - 2.05%
General Electric Co.	4,950	96,574

Electronic Connectors - 0.08%
Tyco International Ltd.	148	3,741

Federal & Federally - Sponsored Credit Agencies - 0.65%
Federal Home Loan Mortgage Corp. (Freddie Mac)	15,950	16,429
Federal National Mortgage Association (Fannie Mae)	15,077	13,976
		30,405

Finance Lessors - 0.51%
CIT Group, Inc.	5,750	23,805

Fire, Marine & Casualty Insurance - 2.50%
Chubb Corp.	2,275	117,890

Food and Kindred Products - 5.36%
Altria Group, Inc.	13,170	252,732

Hospital & Medical Service Plans - 7.69%
Aetna, Inc.	4,950	123,106
UnitedHealth Group, Inc.	10,100	239,673
362,779

Industrial Inorganic Chemicals - 0.00%
Tronox, Inc. - Class B (b)	6	1

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 99.75% - continued	Shares	Value

Insurance Agents, Brokers & Service - 0.26%
Hartford Financial Services Group, Inc.	1,200	$ 12,384

Metal Mining - 1.95%
BHP Billiton Ltd. (c)	2,370	92,146

National Commercial Banks - 16.19%
Bank of America Corp.	9,027	218,183
Citigroup, Inc.	7,275	99,304
JPMorgan Chase & Co.	2,500	103,125
KeyCorp	1,300	15,899
PNC Financial Services Group, Inc.	2,637	175,809
U.S. Bancorp	4,250	126,692
Wachovia Corp.	3,800	24,358
		763,370

Petroleum Refining - 10.99%
Chevron Corp.	2,875	214,475
ConocoPhillips	4,960	258,019
Valero Energy Corp.	2,225	45,791
		518,285

Pharmaceutical Preparations - 9.21%
Eli Lilly & Co.	1,675	56,649
Pfizer, Inc.	11,789	208,783
Wyeth	5,250	168,945
		434,377

Retail - Department Stores - 0.72%
Macy's, Inc.	2,775	34,105

Retail - Lumber & Other Building Materials - 4.74%
Lowe's Companies, Inc.	10,300	223,510

Retail - Miscellaneous Shopping Goods Store - 4.14%
Borders Group, Inc.	3,600	12,204
Staples, Inc.	9,425	183,128
		195,332

Savings Institution, Federally Chartered - 0.02%
Washington Mutual, Inc.	14,600	905

Search, Detection, Navigation, Guidance, Aeronautical System - 1.00%
Northrop Grumman Corp.	1,000	46,890

Security Brokers, Dealers & Flotation Companies - 2.64%
Goldman Sachs Group, Inc./The	1,345	124,412

Services - Miscellaneous Amusement & Recreation - 1.02%
Walt Disney Co./The	1,850	47,915

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 99.75% - continued	Shares	Value

Surgical & Medical Instruments & Apparatus - 0.04%
Covidien Ltd.	37	$ 1,639

Telephone Communications - 1.69%
Fairpoint Communications, Inc.	71	283
Verizon Communications, Inc.	2,675	79,367
		79,650

Tobacco Products - 1.84%
Imperial Tobacco Group plc (a) (c)	101	5,434
UST, Inc.	1,200	81,108
		86,542

Water Transportation - 1.06%
Carnival Corp.	1,975	50,165

Wholesale - Electronic Parts & Equipment - 0.01%
Tyco Electronics, Ltd.	31	603

TOTAL COMMON STOCKS (Cost $6,820,159)		4,703,643

Money Market Securities - 0.02%
Huntington Money Market Fund - Trust Shares, 1.25% (d)	1,008	1,008

TOTAL MONEY MARKET SECURITIES (Cost $1,008)		1,008

TOTAL INVESTMENTS (Cost $6,821,167) - 99.77%		$ 4,704,651

Other assets less liabilities - 0.23%		11,026

TOTAL NET ASSETS - 100.00%		$ 4,715,677

(a) Non-income producing.
(b) Shares received from spinoff of Kerr-McGee Corp.
(c) American Depositary Receipt.
(d) Variable rate security; the money market rate shown represents the rate at October 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments
October 31, 2008

Common Stocks - 89.60%	Shares	Value

Agriculture Chemicals - 1.00%
CF Industries Holdings, Inc.	200	$ 12,838

Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties - 0.76%
Corn Products International, Inc.	400	9,728

Canned Fruits, Vegetables, Preserves Jams & Jellies - 1.22%
J.M. Smucker Co./The	350	15,596

Commercial Printing - 1.75%
R.R. Donnelley & Sons Co.	1,350	22,369

Crude Petroleum & Natural Gas - 6.83%
Chesapeake Energy Corp.	1,200	26,364
Cimarex Energy Co.	500	20,230
Newfield Exploration Co. (a)	650	14,937
Noble Energy, Inc.	500	25,910
		87,441

Dolls & Stuffed Toys - 3.23%
Mattel, Inc.	2,750	41,305

Drawing & Insulating of Nonferrous Wire - 1.00%
General Cable Corp. (a)	750	12,810

Electric & Other Services Combined - 5.13%
Ameren Corp.	850	27,582
Integrys Energy Group, Inc.	800	38,080
		65,662

Electric Lighting & Wiring Equipment - 4.30%
Cooper Industries Ltd. - Class A	850	26,307
Hubbell, Inc. - Class B	800	28,696
		55,003

Electric Services - 4.33%
PPL Corp.	850	27,897
Progress Energy, Inc.	700	27,559
		55,456

Fire, Marine & Casualty Insurance - 8.57%
Allstate Corp./The	900	23,751
Cincinnati Financial Corp.	723	18,791
HCC Insurance Holdings, Inc.	1,800	39,708
Renaissance Re Holdings Ltd.	596	27,356
		109,606

Gold and Silver Ores - 1.14%
Yamana Gold, Inc.	3,150	14,585

Guided Missiles & Space Vehicles & Parts - 1.93%
Alliant Techsystems, Inc. (a)	300	24,720

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 89.60% - continued	Shares	Value

Heating Equipments, Except Electric & Warm Air, & Plumbing Fixtures - 1.49%
Fortune Brands, Inc.	500	$ 19,070

Household Appliances - 1.46%
Whirlpool Corp.	400	18,660

Metal Mining - 0.91%
Freeport-McMoran Copper & Gold, Inc.	400	11,640

Miscellaneous Fabricated Metal Products - 1.67%
Parker Hannifin Corp.	550	21,324

Miscellaneous Furniture & Fixtures - 1.33%
Kinetic Concepts, Inc. (a)	700	16,947

Miscellaneous Industrial & Commercial Machinery & Equipment - 1.05%
Eaton Corp.	300	13,380

Miscellaneous Metal Ores - 1.20%
Cameco Corp.	950	15,409

Motor Vehicle Parts & Accessories - 1.34%
Autoliv, Inc.	800	17,088

National Commercial Banks - 2.59%
Comerica, Inc.	550	15,175
Marshall & Ilsley Corp.	999	18,012
		33,187

Oil & Gas Field Machinery & Equipment - 1.09%
Baker Hughes, Inc.	400	13,980

Oil & Gas Field Services - 2.05%
BJ Services Co.	800	10,280
Superior Energy Services, Inc. (a)	750	15,990
		26,270

Ophthalmic Goods - 1.22%
Cooper Companies, Inc./The	950	15,656

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.73%
Zimmer Holdings, Inc. (a)	200	9,286

Paints, Varnishes, Lacquers, Enamels & Allied Products - 2.13%
PPG Industries, Inc.	550	27,269

Paper Mills - 1.08%
International Paper Co.	800	13,776

Pharmaceutical Preparations - 2.92%
Biovail Corp.	2,400	20,640
Mylan, Inc. (a)	1,950	16,712
		37,352

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 89.60% - continued	Shares	Value

Radio & TV Broadcasting & Communications Equipment - 2.54%
L-3 Communications Holdings, Inc.	400	$ 32,468

Refuse Systems - 1.22%
Allied Waste Industries, Inc. (a)	1,500	15,630

Retail - Apparel & Accessory Stores - 1.37%
Men's Wearhouse, Inc./The	1,150	17,584

Retail - Building Materials, Hardware, Garden Supply - 1.78%
Sherwin-Williams Co./The	400	22,764

Retail - Family Clothing Stores - 1.57%
TJX Companies, Inc./The	750	20,070

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.10%
Northrop Grumman Corp.	300	14,067

Services - Computer Processing & Data Preparation - 0.96%
Affiliated Computer Services, Inc. - Class A (a)	300	12,300

Services - Electric - 2.50%
Edison International	900	32,031

Services - Prepackaged Software - 3.00%
Check Point Software Technologies Ltd. (a)	1,900	38,418

Telephone Communications (No Radiotelephone) - 1.91%
Windstream Corp.	3,250	24,407

Television Broadcasting Stations - 0.76%
CBS Corp. - Class B	1,000	9,710

Water Transportation - 0.74%
Royal Caribbean Cruises Ltd.	700	9,492

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 3.42%
Anixter International, Inc. (a)	400	13,444
Arrow Electronics, Inc. (a)	1,050	18,323
WESCO International, Inc. (a)	600	11,928
		43,695

Wholesale - Groceries & Related Products - 1.28%
SUPERVALU, Inc.	1,150	16,376

TOTAL COMMON STOCKS (Cost $1,810,203)		1,146,425

Real Estate Investment Trusts - 3.18%
Hospitality Properties Trust	700	7,105
ProLogis	600	8,400
Ventas, Inc.	700	25,242

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $64,785)		40,747

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Escrow Rights - 0.00%	Shares	Value

Southern Energy Escrow Rights (b)	15,000	$ -

TOTAL ESCROW RIGHTS (Cost $0)		-

Money Market Securities - 7.99%
Huntington Money Market Fund - Trust Shares, 1.25% (c)	102,194	102,194

TOTAL MONEY MARKET SECURITIES (Cost $102,194)		102,194

TOTAL INVESTMENTS (Cost $1,977,182) - 100.77%		$ 1,289,366

Liabilities in excess of other assets - (0.77)%		(9,883)

TOTAL NET ASSETS - 100.00%		$ 1,279,483

(a) Non-income producing.

(b) Escrow rights issued in conjunction with bond reorganization. There is no market for the rights, therefore these are considered to be illiquid and are valued according to fair value procedures approved by the Trust.

(c) Variable rate security; the money market rate shown represents the rate at October 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments
October 31, 2008

Common Stocks - 94.14%	Shares	Value

Accident & Health Insurance - 0.98%
StanCorp Financial Group, Inc.	14,600	$ 497,568

Air Transportation, Nonscheduled - 0.81%
Bristow Group, Inc. (a)	16,500	408,705

Bituminous Coal & Lignite Surface Mining - 0.61%
Arch Coal, Inc.	14,500	310,445

Canned Fruits, Vegetables, Preserves, Jams & Jellies - 2.34%
Del Monte Foods Co.	97,950	618,064
J.M. Smucker Co. (The)	12,650	563,684
		1,181,748

Cigarettes - 2.23%
Vector Group Ltd.	66,029	1,125,794

Crude Petroleum & Natural Gas - 2.50%
Parallel Petroleum Corp. (a)	38,900	155,989
PetroQuest Energy, Inc. (a)	42,350	421,383
St. Mary Land & Exploration Co.	13,050	324,815
Stone Energy Corp. (a)	11,900	361,046
		1,263,233

Deep Sea Foreign Transportation of Freight - 0.68%
Hornbeck Offshore Services, Inc. (a)	14,354	341,625

Drawing & Insulating of Nonferrous Wire - 0.38%
General Cable Corp. (a)	11,100	189,588

Drilling Oil & Gas Wells - 1.66%
Atwood Oceanics, Inc. (a)	16,100	442,428
Hercules Offshore, Inc. (a)	20,700	150,903
Key Energy Services, Inc. (a)	39,300	243,660
		836,991

Electric & Other Services Combined - 3.45%
ALLETE, Inc.	22,250	778,750
Integrys Energy Group, Inc.	20,300	966,280
		1,745,030

Electric Housewares & Fans - 1.10%
Helen of Troy Ltd. (a)	30,900	555,891

Electric Services - 1.75%
IDACORP, Inc.	33,100	882,446

Electrical Work - 0.57%
EMCOR Group, Inc. (a)	16,300	289,651

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 94.14% - continued	Shares	Value

Electromedical & Electrotherapeutic - 0.53%
Syneron Medical Ltd. (a)	28,300	$ 266,303

Fire, Marine & Casualty Insurance - 8.58%
Argo Group International Holdings, Ltd. (a)	20,668	659,309
Endurance Specialty Holdings, Ltd.	22,150	669,816
Hanover Insurance Group, Inc.	22,750	892,937
Platinum Underwriters Holdings, Ltd.	21,000	666,540
Safety Insurance Group, Inc.	25,700	976,343
United Fire & Casualty Co.	20,300	470,351
		4,335,296

Gas & Other Services Combined - 1.89%
Vectren Corp.	37,900	955,080

Gold and Silver Ores - 1.58%
IAMGOLD Corp.	87,500	288,750
Pan American Silver Corp. (a)	44,050	511,421
		800,171

Grain Mill Products - 2.48%
Ralcorp Holdings, Inc. (a)	18,550	1,255,464

Hospital & Medical Service Plans - 1.70%
Healthspring, Inc. (a)	52,000	859,040

Industrial Instruments For Measurement, Display, and Control - 2.63%
Esterline Technologies Corp. (a)	15,200	547,960
MKS Instruments, Inc. (a)	42,200	782,810
		1,330,770

Insurance Agents Brokers & Services - 0.37%
Willis Group Holdings Ltd.	7,159	187,852

Life Insurance - 1.94%
IPC Holdings Ltd.	35,550	981,535

Machine Tools, Metal Cutting Types - 1.28%
Kennametal, Inc.	30,550	648,271

Manifold Business Forms - 0.19%
Ennis, Inc.	8,000	94,160

Mining Machinery & Equipment - 0.45%
Joy Global, Inc.	7,900	228,942

Miscellaneous Business Credit Institution - 1.36%
Financial Federal Corp.	29,650	686,397

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 94.14% - continued	Shares	Value

Miscellaneous Fabricated Metal Products - 1.68%
Barnes Group, Inc.	39,250	$ 569,518
Mueller Water Products, Inc. - Class A	39,850	278,950
		848,468

Miscellaneous Industrial & Commercial Machinery & Equipment - 1.74%
Curtiss-Wright Corp.	23,850	880,065

Motor Vehicle Parts & Accessories - 0.32%
Tenneco, Inc. (a)	33,300	163,503

Motors & Generators - 2.37%
Baldor Electric Co.	22,800	400,368
Regal-Beloit Corp.	24,450	796,092
		1,196,460

National Commercial Banks - 4.78%
City Holding Co.	19,750	826,340
FirstMerit Corp.	29,800	694,936
TCF Financial Corp.	50,500	895,870
		2,417,146

Oil & Gas Field Services - 0.60%
Superior Energy Services, Inc. (a)	14,300	304,876

Ophthalmic Goods - 0.59%
Cooper Companies, Inc. (The)	18,200	299,936

Ordnance & Accessories, (No Vehicles/Guided Missiles) - 1.54%
Blount International, Inc. (a)	89,600	778,624

Plastics Products - 0.49%
Myers Industries, Inc.	23,350	246,810

Primary Production of Aluminum - 0.55%
Century Aluminum Co. (a)	22,200	279,054

Printed Circuit Boards - 1.86%
Jabil Circuit, Inc.	29,900	251,459
Park Electrochemical Corp.	31,767	686,803
		938,262

Radio & TV Broadcasting & Communications Equipment - 0.66%
CommScope, Inc. (a)	22,750	334,653

Retail - Apparel & Accessory Stores - 1.23%
Hanesbrands, Inc. (a)	21,250	371,238
Men's Wearhouse, Inc. (The)	16,450	251,521
		622,759

Retail - Auto Dealers & Gasoline Stations - 0.83%
Penske Automotive Group, Inc.	51,350	420,557

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 94.14% - continued	Shares	Value

Retail - Grocery Stores - 2.82%
Ruddick Corp.	19,800	$ 567,072
Weis Markets, Inc.	26,500	859,660
		1,426,732

Rolling, Drawing, & Extruding of Nonferrous Metals - 0.21%
RTI International Metals, Inc. (a)	6,800	107,372

Savings Institution, Federally Chartered - 1.81%
MB Financial, Inc.	30,850	916,553

Security Brokers, Dealers & Flotation Companies - 0.65%
Waddell & Reed Financial, Inc. - Class A	22,450	325,974

Services - Computer Integrated Systems - 1.37%
Jack Henry & Associates, Inc.	36,300	690,063

Services - Engineering Services - 1.10%
URS Corp. (a)	18,900	555,471

Services - Equipment Rental & Leasing - 1.32%
Aaron Rents, Inc.	26,950	668,090

Services - General Medical & Surgical Hospitals - 1.25%
LifePoint Hospitals, Inc. (a)	26,395	632,688

Services - Help Supply Services - 0.65%
Kelly Services, Inc. - Class A	23,150	329,656

Services - Home Health Care Services - 1.68%
Amedisys, Inc. (a)	15,050	848,970

Services - Motion Picture & Video Tape Production - 1.93%
DreamWorks Animation SKG, Inc. - Class A (a)	34,700	975,070

Services - Offices & Clinics of Doctors of Medicine - 2.24%
AmSurg Corp. (a)	45,500	1,134,770

Services - Personal Services - 0.58%
Regis Corp.	23,700	293,169

Services - Prepackaged Software - 1.65%
Sybase, Inc. (a)	31,400	836,182

Services - Racing, Including Track Operation - 1.26%
International Speedway Corp. - Class A	20,300	637,217

State Commercial Banks - 1.52%
Boston Private Financial Holdings, Inc.	29,100	257,244
Columbia Banking System, Inc.	32,100	511,032
		768,276

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 94.14% - continued	Shares	Value

Telephone & Telegraph Apparatus - 0.91%
Plantronics, Inc.	31,800	$ 459,192

Telephone Communications (No Radiotelephone) - 3.01%
Alaska Communications Systems Group, Inc.	72,100	673,414
Iowa Telecommunications Services, Inc.	56,000	846,720
		1,520,134

Transportation Services - 1.18%
GATX Corp.	20,850	595,268

Wholesale - Beer, Wine & Distilled Alcoholic Beverages - 0.24%
Central European Distribution Corp. (a)	4,200	120,918

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 1.19%
Anixter International, Inc. (a)	17,850	599,938

Wholesale - Groceries & Related Products - 1.89%
Nash Finch Co.	24,250	956,177

Wholesale - Metals & Minerals (No Petroleum) - 0.07%
Uranium Resources, Inc. (a)	36,804	34,596

Wholesale - Metals Service Centers & Offices - 0.33%
Reliance Steel & Aluminum Co.	6,600	165,264

TOTAL COMMON STOCKS (Cost $66,530,503)		47,586,909

Money Market Securities - 8.43%
Huntington Money Market Fund - Trust Shares, 1.25% (b)	4,260,813	4,260,813

TOTAL MONEY MARKET SECURITIES (Cost $4,260,813)		4,260,813

TOTAL INVESTMENTS (Cost $70,791,316) - 102.57%		$ 51,847,722

Liabilities in excess of other assets - (2.57)%		(1,296,948)

TOTAL NET ASSETS - 100.00%		$ 50,550,774

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Assets and Liabilities
October 31, 2008

	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund

Assets:
Investments in securities
At cost	$ 6,821,167	$ 1,977,182	$ 70,791,316
At value	$ 4,704,651	$ 1,289,366	$ 51,847,722

Cash	-	3,959	-
Receivable for investments sold	3,296	14,721	24,576
Receivable for fund shares sold	-	-	96,294
Interest receivable	50	120	4,255
Dividends receivable	5,819	1,296	28,060
Receivable from advisor (a)	12,481	16,920	-
Receivable from affiliates (a)	-	-	9,322
Other receivable from affiliate (a)	-	-	7,078
Prepaid expenses	12,458	2,390	9,568
Total assets	4,738,755	1,328,772	52,026,875

Liabilities:
Payable to custody (overdraft)	180	-	3,959
Payable for investments purchased	-	25,364	1,038,335
Payable for fund shares purchased	-	-	299,481
Payable to administrator, fund accountant and transfer agent	9,304	11,094	-
Payable to custodian	2,006	929	9,751
Accrued trustee & officer expenses	536	536	536
Payable to advisor (a)	-	-	108,187
Accrued expenses	11,052	11,366	15,852
Total liabilities	23,078	49,289	1,476,101

Net Assets:	$ 4,715,677	$ 1,279,483	$ 50,550,774

Net Assets consist of:
Paid in capital	$ 7,003,611	$ 2,098,258	$ 69,166,738
Accumulated undistributed net investment income	54,219	12,628	112,651
Accumulated undistributed net realized gain (loss) on investments	(225,637)	(143,587)	214,979
Net unrealized appreciation (depreciation) on investments	(2,116,516)	(687,816)	(18,943,594)

Net Assets:	$ 4,715,677	$ 1,279,483	$ 50,550,774

Class R:

Net Assets	$ 4,715,677	$ 1,279,483	$ 46,298,100

Shares outstanding (unlimited number of shares authorized)	643,243	177,126	3,426,370

Net asset value and offering price per share	$ 7.33	$ 7.22	$ 13.51

Redemption Price per share (NAV * 0.99) (b)	$ 7.26	$ 7.15	$ 13.37

Class I:

Net Assets	N/A	N/A	4,252,674

Shares outstanding (unlimited number of shares authorized)	N/A	N/A	313,806

Net asset value and offering price per share	N/A	N/A	$ 13.55

(a) See Note 3 in the Notes to the Financial Statements.
(b) A redemption fee of 1.00% is charged on shares held less than one year.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Operations
For the fiscal year ended October 31, 2008

	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund

Investment Income
Dividend income (Net of foreign withholding tax of $179, $603, and $599,
respectively)	$ 211,876	$ 47,271	$ 968,039
Interest income	5,340	2,460	85,409
Total Income	217,216	49,731	1,053,448

Expenses
Investment advisor fee (a)	55,013	17,866	571,072
12b-1 expense (For Small Cap, Class R)	18,306	5,247	142,116
Legal expenses	30,412	30,403	31,635
Administration expenses	30,208	30,208	65,413
Transfer agent expenses	28,585	26,063	61,020
Fund accounting expenses	20,029	20,029	36,226
Registration expenses	13,711	2,499	19,978
Auditing expenses	13,435	13,436	12,466
Trustee fees and expenses	9,077	9,077	8,661
Custodian expenses	6,642	5,193	33,866
Pricing expenses	4,837	5,766	6,945
Miscellaneous expenses	1,233	1,232	2,011
Insurance expenses	1,221	1,398	4,095
CCO fees and expenses	1,203	1,203	1,350
Printing expenses	501	469	16,651
24f-2 expense	23	27	209
Recouped fees, Class R (a)	-	-	27,292
Total Expenses	234,436	170,116	1,041,006
Expenses waived and reimbursed by advisor (a) (For Small Cap, Class I)	(120,764)	(135,425)	(6,610)
12b-1 fees waived by advisor (a)	(18,306)	(5,247)	(142,116)
Net operating expenses	95,366	29,444	892,280
Net Investment Income	121,850	20,287	161,168

Realized & Unrealized Gain (Loss) on Investments & Futures Contracts
Net realized gain (loss) on:
investment securities	(181,292)	(163,731)	1,051,211
futures contracts	(35,235)	-	-
Net increase from reimbursement by Advisor for violation of investment restrictions (b)	-	22,140	-

Change in unrealized appreciation (depreciation) on:
investment securities	(3,878,860)	(841,256)	(20,136,881)
futures contracts	(9,110)	-	-
Net realized and unrealized gain (loss) on investment securities and futures contracts	(4,104,497)	(982,847)	(19,085,670)
Net increase (decrease) in net assets resulting from operations	$(3,982,647)	$(962,560)	$(18,924,502)

(a) See Note 3 in the Notes to the Financial Statements.
(b) See Note 5 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Large Cap Value Fund

	Year ended	Year ended
	October 31, 2008	October 31, 2007
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$ 121,850	$142,557
Net realized gain (loss) on investment securities and futures contracts	(216,527)	404,558
Change in unrealized appreciation (depreciation) on
investment securities and futures contracts	(3,887,970)	292,363
Net increase (decrease) in net assets resulting from operations	(3,982,647)	839,478

Distributions:
From net investment income	(148,148)	(109,340)
From net realized gain	(433,854)	(438,790)
Total distributions	(582,002)	(548,130)

Capital Share Transactions:
Proceeds from shares sold	396,043	1,338,714
Reinvestment of distributions	582,002	548,130
Amount paid for shares repurchased	(1,079,086)	(1,299,116)
Net increase (decrease) in net assets resulting
from share transactions	(101,041)	587,728

Total Increase (Decrease) in Net Assets	(4,665,690)	879,076

Net Assets:
Beginning of year	9,381,367	8,502,291

End of year	$4,715,677	$9,381,367

Accumulated undistributed net investment income
included in net assets at end of period
	$54,219	$130,275

Capital Share Transactions:
Shares sold	36,108	95,243
Shares issued in reinvestment of distributions	46,935	40,068
Shares repurchased	(94,096)	(92,784)

Net increase (decrease) from capital share transactions	(11,053)	42,527

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Mid Cap Value Fund

	Year ended	Year ended
	October 31, 2008	October 31, 2007
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$ 20,287	$ 10,513
Net realized gain (loss) on investment securities	(163,731)	291,416
Net increase from reimbursement by Advisor for violation of investment restrictions (a)	22,140	-
Change in unrealized appreciation (depreciation) on investment securities	(841,256)	(10,217)
Net increase (decrease) in net assets resulting from operations	(962,560)	291,712

Distributions:
From net investment income	(15,395)	(7,960)
From net realized gain	(291,958)	(106,734)
Total distributions	(307,353)	(114,694)

Capital Share Transactions:
Proceeds from shares sold	413,146	1,179,574
Reinvestment of distributions	305,331	101,290
Amount paid for shares repurchased	(774,564)	(584,293)
Net increase (decrease) in net assets resulting
from share transactions	(56,087)	696,571

Total Increase (Decrease) in Net Assets	(1,326,000)	873,589

Net Assets:
Beginning of year	2,605,483	1,731,894

End of year	$ 1,279,483	$ 2,605,483

Accumulated undistributed net investment income
included in net assets at end of period	$ 12,628	$ 7,736

Capital Share Transactions:
Shares sold	34,072	86,796
Shares issued in reinvestment of distributions	26,435	7,969
Shares repurchased	(69,120)	(42,507)

Net increase (decrease) from capital share transactions	(8,613)	52,258

(a) See Note 5 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Small Cap Value Fund

	Year ended	Year ended
	October 31, 2008	October 31, 2007
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$ 161,168	$ 60,237
Net realized gain (loss) on investment securities	1,051,211	2,579,088
Change in unrealized appreciation (depreciation) on investment securities	(20,136,881)	207,923
Net increase (decrease) in net assets resulting from operations	(18,924,502)	2,847,248

Distributions:
From net investment income, Class R	(68,790)	(44,426)
From net investment income, Class I	(1,942)	-
Total distributions	(70,732)	(44,426)

Capital Share Transactions - Class R:
Proceeds from shares sold	46,358,161	35,907,827
Reinvestment of distributions	67,690	43,595
Amount paid for shares repurchased	(23,753,043)	(11,675,065)
Net increase (decrease) in net assets resulting
from share transactions	22,672,808	24,276,357

Capital Share Transactions - Class I:
Proceeds from shares sold	5,799,877	798,378
Reinvestment of distributions	1,942	-
Amount paid for shares repurchased	(1,058,527)	(31,890)
Net increase (decrease) in net assets resulting
from share transactions	4,743,292	766,488

Total Increase (Decrease) in Net Assets	8,420,866	27,845,667

Net Assets:
Beginning of year	42,129,908	14,284,241

End of year	$ 50,550,774	$ 42,129,908

Accumulated undistributed net investment income
included in net assets at end of period	$ 112,651	$ 22,216

Capital Share Transactions - Class R:
Shares sold	2,686,401	1,984,653
Shares issued in reinvestment of distributions	3,798	2,439
Shares repurchased	(1,460,841)	(638,708)

Net increase from capital share transactions	1,229,358	1,348,384

Capital Share Transactions - Class I:
Shares sold	337,567	41,831
Shares issued in reinvestment of distributions	109	-
Shares repurchased	(63,955)	(1,746)

Net increase from capital share transactions	273,721	40,085

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Large Cap Value Fund

	Year ended		Year ended	Year ended		Year ended		Period ended
	October 31, 2008		October 31, 2007	October 31, 2006		October 31, 2005		October 31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$14.34		$13.90	$12.35		$11.03		$10.00

Income from investment operations
Net investment income (loss)	0.19		0.22	0.17		0.16		0.15
Net realized and unrealized gain (loss)	(6.30)		1.09	1.87		1.39		0.88
Total from investment operations	(6.11)		1.31	2.04		1.55		1.03

Less distributions to Shareholders:
From net investment income	(0.23)		(0.18)	(0.17)		(0.15)		-
From net realized gain	(0.67)		(0.70)	(0.32)		(0.08)		-
Total distributions	(0.90)		(0.88)	(0.49)		(0.23)		-

Paid in capital from redemption fees	-	(b)	0.01	-	(b)	-	(b)	-	(b)

Net asset value, end of period	$7.33		$14.34	$13.90		$12.35		$ 11.03

Total Return (c)	-45.17%		9.81%	17.02%		14.10%		10.30%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 4,716		$9,381	$8,502		$6,227		$5,181
Ratio of expenses to average net assets (e)	1.30%		1.30%	1.30%		1.30%		1.55%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement	3.19%		2.47%	2.73%		2.43%		3.12%	(f)
Ratio of net investment income to
average net assets (e)	1.66%		1.56%	1.41%		1.35%		1.38%	(f)
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement	(0.24)%		0.39%	(0.02)%		0.22%		(0.19)%	(f)
Portfolio turnover rate	32.62%		24.65%	20.38%		13.07%		13.48%

(a) For the period November 4, 2003 (commencement of operations) to October 31, 2004.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Mid Cap Value Fund

	Year ended		Year ended	Year ended		Year ended		Period ended
	October		October	October		October		October
	31, 2008		31, 2007	31, 2006		31, 2005		31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 14.03		$ 12.97	$12.66		$ 10.68		$10.00

Income from investment operations
Net investment income	0.12		0.06	0.07		0.01		0.01
Net realized and unrealized gain (loss)	(5.31)	(b)	1.84	2.05		2.16		0.67
Total from investment operations	(5.19)		1.90	2.12		2.17		0.68

Less distributions to Shareholders:
From net investment income	(0.08)		(0.06)	(0.03)		(0.01)		-
From net realized gain	(1.56)		(0.79)	(1.78)		(0.18)		-
Total distributions	(1.64)		(0.85)	(1.81)		(0.19)		-

Paid in capital from redemption fees	0.02		0.01	-	(c)	-	(c)	-	(c)

Net asset value, end of period	$ 7.22		$14.03	$12.97		$ 12.66		$ 10.68

Total Return (d)	-41.24%	(b)	15.37%	18.59%		20.52%		6.80%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 1,279		$2,605	$1,732		$1,118		$801
Ratio of expenses to average net assets (f)	1.40%		1.40%	1.40%		1.40%		1.65%	(g)
Ratio of expenses to average net assets
before waiver & reimbursement	8.08%		6.42%	9.37%		11.46%		11.80%	(g)
Ratio of net investment income to
average net assets (f)	0.97%		0.46%	0.57%		0.06%		0.16%	(g)
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement	(5.72)%	(4.56)%	(7.40)%	(10.00)%	(9.99)%	(g)
Portfolio turnover rate	52.45%	101.11%	52.48%	132.04%	125.34%

(a) For the period December 31, 2003 (commencement of operations) to October 31, 2004.

(b) Reimbursement of loss on investment violation is reflected. Had this loss not been reimbursed, the Fund's NAV would have been $0.13  lower and the total return for the year would have been -42.29%

(c) Redemption fees resulted in less than $0.005 per share in each period.

(d) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(e) Not annualized.

(f) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.

(g) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights

(For a share outstanding throughout each period)

	Small Cap Value Fund, Class R

	Year ended	Year ended	Year ended	Year ended		Period ended
	October	October	October	October		October
	31, 2008	31, 2007	31, 2006	31, 2005		31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 18.83	$16.83	$ 12.98	$11.48		$10.00

Income from investment operations
Net investment income (loss)	0.03	0.02	0.05	0.04		(0.03)
Net realized and unrealized gain	(5.34)	1.99	3.85	1.69		1.51
Total from investment operations	(5.31)	2.01	3.90	1.73		1.48

Less distributions to Shareholders:
From net investment income	(0.03)	(0.04)	(0.06)	(0.02)		-
From net realized gain	-	-	-	(0.21)		-
Total distributions	(0.03)	(0.04)	(0.06)	(0.23)		-

Paid in capital from redemption fees	0.02	0.03	0.01	-	(b)	-	(b)

Net asset value, end of period	$ 13.51	$ 18.83	$ 16.83	$ 12.98		$ 11.48

Total Return (c)	-28.14%	12.16%	30.20%	15.10%		14.80%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 46,298	$41,374	$ 14,284	$3,366		$ 861
Ratio of expenses to average net assets (e)	1.50%	1.50%	1.50%	1.50%		1.75%	(f)
Ratio of expenses to average net assets
before waiver & recoupment	1.70%	1.77%	3.49%	7.40%		12.19%	(f)
Ratio of net investment income to
average net assets (e)	0.25%	0.18%	0.28%	0.45%		(0.32)%	(f)
Ratio of net investment income to average
net assets before waiver & recoupment	0.05%	(0.09)%	(1.71)%	(5.45)%	(10.75)%	(f)
Portfolio turnover rate	46.95%	83.39%	77.43%	84.72%	72.10%

(a) For the period December 31, 2003 (commencement of operations) to October 31, 2004.

(b) Redemption fees resulted in less than $0.005 per share in the period.

(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses, each expense ratio would have been 0.25% higher and each net investment income (loss) ratio would have been 0.25% lower.

(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights

(For a share outstanding throughout each period)

	Small Cap Value Fund, Class I

	Year ended	Period ended
	October 31, 2008	October 31, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 18.86	$18.24

Income from investment operations
Net investment income	0.07	-	(b)
Net realized and unrealized gain (loss)	(5.35)	0.62
Total from investment operations	(5.28)	0.62

Less distributions to Shareholders:
From net investment income	(0.03)	-
Total distributions	(0.03)	-

Net asset value, end of period	$ 13.55	$ 18.86

Total Return (c)	-28.05%	3.40%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	4,253	756
Ratio of expenses to average net assets	1.25%	1.25%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	1.45%	1.70%	(e)
Ratio of net investment income to
average net assets	0.50%	(0.36)%	(e)
Ratio of net investment income to average
net assets before waiver & reimbursement	0.30%	(0.81)%	(e)
Portfolio turnover rate	46.95%	83.39%	(d)

(a) For the period August 22, 2007 (commencement of operations) to October 31, 2007.

(b) Net investment (loss) resulted in less than $0.005 per share in the period.

(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) Annualized.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2008

NOTE 1.	ORGANIZATION

Dreman Contrarian Large Cap Value Fund (“Large Cap Value Fund”), Dreman Contrarian Mid Cap Value Fund (“Mid Cap Value Fund”), and Dreman Contrarian Small Cap Value Fund (“Small Cap Value Fund”) (each a “Fund” and, collectively the “Funds”) were each organized as a diversified series of Dreman Contrarian Funds (the “Trust”). The Trust was organized as a Delaware statutory trust on July 31, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and commonly known as a “mutual fund.” The Funds were previously organized as diversified series of Unified Series Trust. On January 22, 2008, each Predecessor Fund was reorganized in a tax-free transaction as a new portfolio of the Trust. The investment objective of the Large Cap Value Fund is total return. The investment objective of each of the Mid Cap Value Fund and Small Cap Value Fund is long-term capital appreciation. The investment adviser to each Fund is Dreman Value Management, LLC (the “Advisor”). The Large Cap Value Fund commenced operations on November 4, 2003. The Mid Cap Value Fund and the Small Cap Value Fund each commenced operations on December 31, 2003.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

Good faith pricing may also be used in instances where the futures a Fund invests in do not have market quotations readily available.

Federal Income Taxes – The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its taxable income. If the required amount of net investment income is not distributed, a Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute substantially all of their net investment income on at least an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended October 31, 2008, the Large Cap Value Fund reclassified $49,733 of distributions in excess of capital gains to accumulated undistributed net investment income.

Futures Contracts - The Funds may enter into futures contracts to manage their exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of the contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Accounting for Uncertainty in Income Taxes – The Funds adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on November 1, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and during the period ended October 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008 the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued the Statement on Financial Accounting Standards (SFAS) No. 161 “Disclosures about Derivative Instruments and Hedging Activities.” SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including for how such activities are accounted and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor to the Funds is Dreman Value Management, LLC. Under the terms of the management agreement between the Trust and the Advisor (collectively, the “Agreements”) for each Fund, the Advisor manages each Fund’s investments. As compensation for its management services, a Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. For the fiscal year ended October 31, 2008, the Advisor earned fees, before the waiver described below, of $55,013, $17,866, and $571,072 for the Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively. The Advisor has contractually agreed to waive its fee and reimburse each Fund’s expenses so that its total annual operating expenses, except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of other mutual funds in which the Funds may invest) do not exceed 1.30%, 1.40%, 1.25% and 1.50% of the average daily net assets of the Large Cap Value Fund, Mid Cap Value Fund, Small Cap Value Fund-Class I and Small Cap Value Fund-Class R, respectively, through October 31, 2009. Excluding the voluntary reimbursement by the Advisor of each Fund’s 12b-1 expenses described below, for the fiscal year ended October 31, 2008, the Advisor waived management fees and reimbursed expenses of $120,764, $135,425 and $6,610 for the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund – Class I, respectively. As of October 31, 2008, the Advisor owed $12,481 and $16,920 to the Large Cap Value Fund and Mid Cap Value Fund, respectively. As of October 31, 2008, the Advisor was owed $108,187 by the Small Cap Value Fund.

The Advisor is entitled to recoup from each Fund amounts waived for a period up to three years from the date such amounts were waived, provided the applicable Fund’s expenses, including such amounts, do not exceed the stated expense limitations. At October 31, 2008, the amounts subject to recoupment are as follows:

		Recoverable through
Fund	Amount	October 31,

Large Cap Value Fund	$ 85,552	2009
	84,274	2010
	120,764	2011
Mid Cap Value Fund	103,951	2009
	108,890	2010
	135,425	2011
Small Cap Value Fund	102,492	2009
	6,070	2010
	6,610	2011

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

For the fiscal year ended October 31, 2008, the Small Cap Value Fund, Class R repaid $27,292 to the Advisor. The Advisor has permanently waived fees of $51,738, $70,234 and $52,835 for the Large Cap Value Fund, the Mid Cap Value Fund, and the Small Cap Value Fund, respectively.

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage each Fund’s business affairs and to provide each Fund with administrative services, including all regulatory, reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2008, Unified received fees of 30,208, $30,208, and $65,413 for administrative services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. As of October 31, 2008, Unified was owed $2,541, $2,541 and $6,396 by the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively, for administrative services.

The Trust retains Unified to act as each Fund’s transfer agent and to provide each Fund with fund accounting services. For the fiscal year ended October 31, 2008, Unified received transfer agent fees of $15,206, $15,240 and $26,361 for the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively and $13,379, $10,823 and $34,659 reimbursement of out-of-pocket expenses from the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Fund, respectively. As of October 31, 2008, Unified was owed $5,069 and $6,859 by the Large Cap Value Fund and Mid Cap Value Fund, respectively, for transfer agent services and reimbursement of out-of-pocket expenses. At October 31, 2008, Unified owed the Small Cap Fund $18,927 for reallocation of its compliance fee charges and $7,078 for losses incurred by the Fund due to re-pricing. For the fiscal year ended October 31, 2008, Unified received fees of $20,029, $20,029 and $36,226 for fund accounting services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. As of October 31, 2008, Unified was owed $1,694, $1,694 and $3,209 by the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively, for fund accounting services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of each Fund’s investments (the “Custodian”). For the fiscal year ended October 31, 2008, the Custodian earned fees of $6,642, $5,193, and $33,866 for the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively. As of October 31, 2008, the Large Cap Value Fund, the Mid Cap Value Fund, and the Small Cap Value Fund owed $2,006, $929, and $9,751 respectively, to the Custodian for custody services.

The Funds retain Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Funds’ shares. There were no payments made by the Funds to the Distributor during the fiscal year ended October 31, 2008. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

Each Fund has adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Each Fund’s Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. Each Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of each Fund’s shares, for which each Fund pays the Advisor the 12b-1 fee described above. For the fiscal year ended October 31, 2008, the Advisor was entitled to fees of $18,306, $5,247, and $142,116 for services provided to the Large Cap Value Fund, Mid Cap Value Fund, and the Small Cap Value Fund-Class R, respectively, all of which the Advisor voluntarily waived. This voluntary waiver by the Advisor of the 12b-1 fees to which it is otherwise entitled may be discontinued by the Advisor at any time.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 4.	INVESTMENTS TRANSACTIONS

For the fiscal year ended October 31, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund
Purchases
U.S. Government Obligations	$ -	$ -	$ -
Other	2,408,472	1,056,351	53,285,594
Sales
U.S. Government Obligations	$ -	$ -	$ -
Other	2,351,488	1,397,121	26,362,911

As of October 31, 2008, the cost and net unrealized appreciation (depreciation) of investments, excluding futures contracts, for tax purposes was as follows:

	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund
Gross Appreciation	$ 441,978	$ 5,512	$ 1,180,956
Gross (Depreciation)	(2,588,808)	(696,801)	(20,149,867)

Net Appreciation (Depreciation)
on Investments	$ (2,146,830)	$ (691,289)	$ (18,968,911)

Tax Cost	$ 6,851,481	$ 1,980,655	$ 70,816,633

NOTE 5.	REIMBURSMENTS BY ADVISOR

The Mid Cap Value Fund owned shares of Huntington Bancshares, Inc. This is a violation of Rule 2a-3, which does not allow purchases of stock of affiliated parties. Huntington Bancshares, Inc. is the parent company of the Fund’s Distributor, Custodian and Unified. After disposition of the stock, the Fund realized a loss of $22,140. This loss was reimbursed to the Fund by the Advisor.

NOTE 6.	ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7.	RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2008, the following owned the Funds:

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 7.	RELATED PARTY TRANSACTIONS - continued

David N. Dreman owned 76.28%, 40.46%, and 1.50% of the Large Cap Value Fund, the Mid Cap Value Fund, and the Small Cap Value Fund, Class R shares, respectively. National Financial Services, Co., (“NFSC”) for the benefit of others, owned 26.12% and 41.44% of the Mid Cap Value Fund and the Small Cap Value Fund, Class R shares, respectively. Charles Schwab & Co., (“Schwab”) for the benefit of others, owned 34.47% of the Small Cap Value Fund, Class R shares. Minnesota Life Insurance Company, for the benefit of others, owned 57.77% of the Small Cap Value Fund, Class I shares. Patterson & Co., for the benefit of others, owned 27.14% of the Small Cap Value Fund, Class I shares.

David N. Dreman is President of the Advisor. David N. Dreman, Contrarian Services Corp. and the Dreman Capital Management Profit Sharing Plan are all related parties to the Advisor. As a result of the beneficial ownership described above, David Dreman may be deemed to control the Large Cap Value Fund, David Dreman and NFSC may be deemed to control the Mid Cap Value Fund, NFSC and Schwab may be deemed to control the Small Cap Value Fund, Class R Shares, and Minnesota Life Insurance Company and Patterson & Co. may be deemed to control the Small Cap Value Fund, Class I shares.

NOTE 8.	DISTRIBUTIONS TO SHAREHOLDERS

Large Cap Value Fund. On December 18, 2007 the Large Cap Value Fund paid an income distribution of $0.2294 per share and short-term and long-term capital gains totaling $0.6718 per share to shareholders of record on December 17, 2007.

The tax character of distributions paid during the fiscal years ended October 31, 2008 and 2007 was as follows:

Distributions paid from:	2008	2007

Ordinary income	$ 197,881	$ 109,340
Short-term Capital Gain	32,176	67,458
Long-term Capital Gain	351,945	371,332

	$ 582,002	$ 548,130

On December 30, 2008, the Large Cap Value Fund paid an income distribution of $0.0922 per share or $59,224 to shareholders of record on December 29, 2008.

Mid Cap Value Fund. On December 18, 2007 the Mid Cap Value Fund paid an income distribution of $0.0821 per share and short-term and long-term capital gains totaling $1.557 per share to shareholders of record on December 17, 2007.

The tax character of distributions paid during the fiscal years ended October 31, 2008 and 2007 was as follows:

Distributions paid from:	2008	2007

Ordinary income	$ 15,395	$ 7,960
Short-term Capital Gain	113,783	50,363
Long-term Capital Gain	178,175	56,371

	$ 307,353	$ 114,694

On December 30, 2008, the Mid Cap Value Fund paid an income distribution of $0.1206 per share or $20,237 to shareholders of record on December 29, 2008.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 8.	DISTRIBUTIONS TO SHAREHOLDERS - continued

Small Cap Value Fund. On December 18, 2007 the Small Cap Value Fund paid an income distribution of $0.0268 per share to shareholders of record on December 17, 2007.

The tax character of distributions paid during the fiscal years ended October 31, 2008 and 2007 was as follows:

Distributions paid from:	2008	2007

Ordinary income	$ 70,732	$ 44,426
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-

	$ 70,732	$ 44,426

On December 30, 2008, the Small Cap Value Fund paid an income distribution of $0.0577 per share or $231,938 and a long-term capital gain of $0.0641 per share or $257,664 to shareholders of record on December 29, 2008.

As of October 31, 2008, the Funds’ most recent fiscal year-end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund

Undistributed ordinary income	$ 54,219	$ 12,624	$ 97,572
Undistributed long-term capital gain	-	-	255,375
Capital loss carryforwards	(195,323)	(140,110)	-
Unrealized appreciation (depreciation)	(2,146,830)	(691,289)	(18,968,911)
	$ (2,287,934)	$ (818,775)	$ (18,615,964)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales in the amounts of $30,314, $3,479, and $25,309 for the Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively.

NOTE 9.	CAPITAL LOSS CARRYFORWARD

At October 31, 2008, the Funds had available for federal tax purposes unused capital loss carryforwards, which are available for offset against future taxable net capital gains, as follows:

	Amount	Expiring

Large Cap Value Fund	$ 195,323	2016
Mid Cap Value Fund	140,110	2016

To the extent these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. The Small Cap Value Fund utilized capital loss carryforwards of $836,223 during the year ended October 31, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Dreman Contrarian Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, and Dreman Contrarian Small Cap Value Fund (the “Funds”), three of the series constituting Dreman Contrarian Funds, as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, three of the series constituting Dreman Contrarian Funds, as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 30, 2008

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name (Age), Address, Position with Trust*, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Brian Bruce (Age 51) 5945 Glendower Lane Plano, TX 75093 Independent Trustee, Since 2007

Director, Finance Institute, Southern Methodist University (August 2006 to Present); Previously, Chief Investment Officer, PanAgora Asset Management (December 1999 to March 2007). Trustee, CM Advisers Family of Funds, a registered open-end management investment company (May 2003 to Present).

Robert B. Grossman, MD (Age 60) 35 Gilbert Street South Tinton Falls, NJ 07701 Independent Trustee, Since 2007	Orthopedic Surgeon in Private Practice.
Robert A. Miller, Ph.D. (Age 64) 200 Norfolk Road Orlando, FL 32803 Independent Trustee, Since 2007

Independent Consultant with the Registry of College and University Presidents and Interim Senior Vice President and Provost of Roger Williams University (October 2006 until June 2007); Previously, the President of Nazareth College in Rochester, New York (July 1998 until July 2005; Director, Bergmann Associates, LLC, a privately owned architectural and engineering firm based in Rochester, New York (2000 until 2004). Director, International Assets Holding Corp., a publicly-traded financial services holding company (February 1998 to Present).

Principal Officers

Name (Age), Address, Position with Trust*, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David N. Dreman (Age 72) c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 Trustee Ex-Officio, Since 2007	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and its predecessors (1977 to Present).
Clifton Hoover, Jr. (Age 50) c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 Trustee and Secretary, Since 2007

Co-Chief Investment Officer, Co-Director of Research and Managing Director of Dreman Value Management, LLC (2006 to present); Previously, Managing Director and Portfolio Manager of NFJ Investment Group (1997-2006).

John C. Swhear (Age 46)

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Acting Chief Executive Officer, Vice President, and Anti-Money Laundering Compliance Officer, Since 2007

Vice President, Legal Administration and Compliance at Unified Fund Services, Inc. (April 2007 to Present); Chief Compliance Officer, Unified Financial Securities, Inc. (May 2007 to Present); Previously, Employed in various positions with American United Life Insurance Company (from 1983 to April 2007), including: Associate General Counsel (April 2007), Investment Adviser Chief Compliance Officer (June 2004 to April 2007), Assistant Secretary to the Board of Directors (December 2002 to April 2007), Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007), and Chief Counsel and Secretary, OneAmerica Securities, Inc. (December 2002 to April 2007).

William J. Murphy (Age 45) c/o Unified Fund Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 Treasurer and Chief Financial Officer, Since 2008	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

*The Trust currently consists of 7 series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 247-1014 to request a copy of the SAI or to make shareholder inquiries.

Shareholder Votes (Unaudited)

The Funds held a special meeting of shareholders on January 11, 2008 where a proposed Agreement and Plan of Reorganization, election of Trustees and ratification of independent auditors were passed. The voting results were:

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the recent twelve month period ended June 30 are available without charge upon request by (1) calling the Funds at (800) 247-1014 or (2) from Fund documents filed with the Commission on the Commission's website at www.sec.gov.

TRUSTEES

Brian R. Bruce

Robert B. Grossman

Robert A. Miller

OFFICERS

David N. Dreman, Trustee Ex-Officio

Clifton Hoover, Jr., Trustee and Secretary

John C. Swhear, Acting Chief Executive Officer, Vice President, and Anti-Money Laundering Compliance Officer

William J. Murphy, Treasurer and Chief Financial Officer

INVESTMENT ADVISER

Dreman Value Management, LLC

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, NJ 07311

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Greenberg Traurig, LLP

2700 Two Commerce Square

2001 Market Street

Philadelphia, PA 19103

LEGAL COUNSEL TO THE TRUSTEES

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Dreman Contrarian Funds

Dreman Quantitative Large Cap Value Fund

Dreman Quantitative Mid Cap Value Fund

Dreman Quantitative Small Cap Value Fund

Annual Report

October 31, 2008

Fund Advisor:

Dreman Value Management, LLC

Harborside Financial Center Plaza 10

Suite 800

Jersey City, NJ 07311

Toll Free: (800) 247-1014

DREMAN QUANTITATIVE LARGE CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

The Dreman Quantitative Large Cap Value Fund returned -46.85% for the fiscal year ended 10/31/2008, as compared to the Russell 1000 Value Index return of -36.80%. The past twelve months were marked by an escalating global financial crisis and without question, this period will go down in history as one of the most difficult and volatile periods since the Great Depression. We have seen markets plummet in the past, and the firm has built its reputation on taking advantage of opportunities in bear markets. All the same, we have never seen a market that has wiped out capital as quickly as this one has. In the 1930’s, the Dow Jones Industrial Average dropped 90% between 1929 and 1932. Many major financial stocks have dropped the same amount since the beginning of this past January to mid-July. Unfortunately, it didn’t stop there as the leverage unwind via hedge fund forced liquidations continued through the Fund’s fiscal year end.

Turning to the Fund, the relative underperformance for the past twelve months ended 10/31/2008 was primarily the result of weak quantitative stock selection in the Financial Services, Energy and Healthcare sectors. In the Financial Services sector, the unwinding of the housing bubble and, in our opinion, the haphazard government response to this situation resulted in a general loss of confidence and subsequent failure of several institutions. The government seizure of Fannie Mae and Freddie Mac and the subsequent failure of Washington Mutual resulted in approximately a 450 basis point detraction in the Fund’s performance.

In the Energy sector, returns in general were negative as oil prices retreated from the historic highs set in mid-2008 as a result of the financial crisis and its eventual negative effect on the global economy. As a result, everyone from long only investors to hedge fund speculators bailed out of the energy stocks. Despite the current global recession, we are bullish on the long term prospects for the Energy sector.

Despite the Fund being underweighted in Healthcare, the quantitative stock selection was weak for the twelve month period, especially in the Healthcare Provider & Service segment as this segment suffered from a general margin squeeze due to rising costs. United Healthcare, WellPoint, CIGNA, and Aetna, were all down in excess of 50% for the period.

Outlook

The past twelve months have been devastating for the equity market as the leverage unwind has caused massive forced liquidations (mainly hedge funds) and the post bubble economy has put major pressure on earnings. As a result, 2008 has been the worst stock market since 1931. What started out as a financial crisis which devastated the financial stocks has recently evolved into an all sector capitulation, with new historic highs being set on the volatility index.

Although we have been generally concerned about the potential for a tough post bubble period given that we believe valuations in general had not been that appealing in many areas of the market over the past several years, the time compressed unwind has actually surprised us. Historically, market excesses have taken much longer to unwind. In our opinion, the silver lining in the quick unwind is that valuations in general have gotten much more attractive. Valuations as measured by the price earnings ratio on the Value Line Composite have come down to approximately 10 times (as of November 20, 2008) as compared to 20 times in mid-2007. Of course, undervalued markets may well become more undervalued, but at least for the first time in a number of years the average price earnings ratio is approaching single digits.

DVM has traditionally taken advantage of such periods to add or increase positions when waves of selling may drive individual companies or sectors well below their real value. The portfolio’s superior alpha over time has been built to a significant extent by taking advantage of such opportunities as they present themselves, in our opinion.

DREMAN QUANTITATIVE MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

For the fiscal year ended October 31, 2008 the Dreman Quantitative Mid Cap Value Fund performed -44.29% versus its benchmark the Russell Mid Cap Value Index, which posted a return of -38.83%.

The Fund’s under performance can be attributed to several key areas including a significant overweighting coupled with poor stock selection in the Energy and Materials sectors as commodity prices dropped significantly the second half of 2008. In addition, the Fund struggled in the Industrials, Consumer Staples, and Utilities sectors. On the positive side, stock selection in the Consumer Discretionary space helped performance. An overweighting and stock selection helped the Fund, on a relative basis in the Financial and Health Care sectors. The current bear market has been damaging in many areas, making the investment outlook hazy at best for the next several months as the global deleveraging process continues. Although haphazard so far, the government’s current attempt at a more comprehensive $700 billion bailout plan should begin to alleviate the liquidity crisis. The real question going forward pertains to the extent of the negative wealth effects on the economy as a result of the financial crisis. In our opinion, the economy clearly is in a recession and to date the market continues to discount the inevitability of a global slowdown/recession.

Our quantitative strategy has proven to be successful when applied over long periods of time. We urge investors to take a long-term view and avoid over-reacting, either positively or negatively, to the fluctuations that are an inevitable element of equity investing. The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. We seek to offer investors an opportunity to benefit from the success of this philosophy as applied to the mid-cap space, where there are often opportunities to find attractive stocks that are not widely followed.

DREMAN QUANTITATIVE SMALL CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

For the fiscal year ended October 31, 2008 the Dreman Quantitative Small Cap Value Fund performed -41.23% underperforming its benchmark, the Russell 2000 Value Index, which posted a return of -30.54%.

The poor performance for the Fund during the year is mostly attributable to a significant overweighting coupled with poor stock selection in the Financial sector. Many of the names in this space were down over 50% as non-performing loans surged. The Consumer Staples, Industrials, Materials, and Utilities Sectors also detracted from performance. On a positive note, the Fund posted good relative returns in the Consumer Discretionary, Health Care, Information Technology, and Telecommunications Services Sectors.

The current bear market has been damaging in many areas, making the investment outlook hazy at best for the next several months as the global deleveraging process continues. Although haphazard so far, the government’s current attempt at a more comprehensive $700 billion bailout plan should begin to alleviate the liquidity crisis. The real question going forward pertains to the extent of the negative wealth effects on the economy as a result of the financial crisis. In our opinion, the economy clearly is in a recession and to date the market continues to discount the inevitability of a global slowdown/recession.

Although it is disappointing to report negative performance for the year, our quantitative strategy has proven to be successful when applied over long periods of time. We urge investors to take a long-term view and avoid over-reacting, either positively or negatively, to the fluctuations that are an inevitable element of equity investing. The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. We seek to offer investors an opportunity to benefit from the success of this philosophy as applied to the small-cap space, where in our opinion there are often opportunities to find attractive stocks that are not widely followed.

Performance Results - (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on a Fund’s distributions or the redemption of a Fund’s shares. Current performance of a Fund may be lower or higher than the performance quoted. Each Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-247-1014.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Russell 1000 Value Index, the Russell Mid-Cap Value Index, and the Russell 2000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Funds are distributed by Unified Financial Securities, Inc. member FINRA.

The charts above assume an initial investment of $10,000 made on April 3, 2007 (commencement of Fund operations) and held through October 31, 2008. THE FUNDS’ RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on a Fund’s distributions or the redemption of a Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000 Value Index, the Russell Mid-Cap Value Index, and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and is representative of a broader market and range of securities than is found in each Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from each Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on each Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of each Fund before investing. The Funds’ prospectus contains this and other information about each Fund, and should be read carefully before investing.

Each Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS– (Unaudited)

1As a percent of net assets

2Companies consisting of market capitalizations similar to those listed in the S&P 500 Index.

Under normal circumstances, the Dreman Quantitative Large Cap Value Fund (“Large Cap Fund”) will invest at least 80% of its net assets in equity securities of large capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500 Index. At October 31, 2008, the market capitalization of companies included in the S&P 500 Index ranged from $547 million to $384.98 billion.

1As a percent of net assets
[2]Companies consisting of market capitalizations ranging from $2 billion to $20 billion.
[3]Companies consisting of market capitalizations less than $2 billion or greater than $20 billion.

Under normal circumstances, the Dreman Quantitative Mid Cap Value Fund (“Mid Cap Fund”) will invest at least 80% of its net assets in equity securities of medium capitalization companies which the Advisor defines as companies with market capitalizations ranging from $2 billion to $20 billion.

1As a percent of net assets

2Companies consisting of market capitalizations similar to those listed on the Russell 2000 Value Index. Under normal circumstances, the Dreman Quantitative Small Cap Value Fund (“Small Cap Fund”) will invest at least 80% of its net assets in equity securities of small capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000 Value Index. At October 31, 2008, the Russell 2000 Value Index had a range of $11 million to $3.804 billion.

Availability of Portfolio Schedules - (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s web site at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUNDS' EXPENSES- (Unaudited)

As a shareholder of each of the Funds, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dreman Quantitative Large Cap Value Fund	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 – October 31, 2008
Actual	$1,000.00	$581.11	$6.16
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.87

* Expenses are equal to the Large Cap Value Fund’s annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

Dreman Quantitative Mid Cap Value Fund	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 – October 31, 2008
Actual	$1,000.00	$601.34	$6.65
Hypothetical (5% return before expenses)	$1,000.00	$1,016.83	$8.37

* Expenses are equal to the Mid Cap Value Fund’s annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

Dreman Quantitative Small Cap Value Fund	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 – October 31, 2008
Actual	$1,000.00	$679.44	$7.41
Hypothetical (5% return before expenses)	$1,000.00	$1,016.32	$8.89

* Expenses are equal to the Small Cap Value Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

Dreman Contrarian Funds
Dreman Quantitative Large Cap Value Fund
Schedule of Investments
October 31, 2008

Common Stocks - 99.92%	Shares	Value

Accident & Health Insurance - 1.94%
Principal Financial Group, Inc.	318	$ 6,039
Unum Group	435	6,851
		12,890

Agriculture Chemicals - 1.00%
Mosaic Co. / The	169	6,660

Aircraft Part & Auxiliary Equipment - 0.99%
Rockwell Collins, Inc.	177	6,590

Bituminous Coal & Lignite Surface Mining - 0.99%
Peabody Energy Corp.	190	6,557

Books: Publishing or Publishing and Printing - 1.00%
McGraw-Hill Companies, Inc.	247	6,629

Cable & Other Pay Television Services - 1.85%
DISH Network Corp. (a)	385	6,060
Viacom, Inc. - Class B (a)	308	6,228
		12,288

Cigarettes - 0.96%
Altria Group, Inc.	333	6,390

Cogeneration Services & Small Power Producers - 0.95%
AES Corp. (a)	788	6,280

Computer & Office Equipment - 0.98%
Hewlett-Packard Co.	169	6,469

Computer Peripheral Equipment - 0.98%
Xerox Corp.	813	6,520

Construction Machinery & Equipment - 0.98%
Caterpillar, Inc.	171	6,527

Construction, Mining & Materials Handling Machinery & Equipment - 0.97%
Dover Corp.	203	6,449

Crude Petroleum & Natural Gas - 6.95%
Anadarko Petroleum Corp.	186	6,566
Apache Corp.	81	6,669
Chesapeake Energy Corp.	289	6,349
Devon Energy Corp.	83	6,711
Noble Energy, Inc.	130	6,737
Occidental Petroleum Corp.	117	6,498
XTO Energy, Inc.	182	6,543
		46,073

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Large Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 99.92% - continued	Shares	Value

Drawing and Insulating Nonferrous Wire - 1.03%
Corning, Inc.	632	$ 6,845

Drilling Oil & Gas Wells - 4.82%
Diamond Offshore Drilling, Inc.	72	6,394
ENSCO International, Inc.	160	6,082
Noble Corp.	196	6,313
Transocean, Inc. (a)	80	6,586
Weatherford International Ltd. (a)	392	6,617
		31,992

Electric Services - 0.97%
Edison International	180	6,406

Electronic & Other Electrical Equipment - 0.97%
General Electric Co.	330	6,438

Engines & Turbines - 0.79%
Cummins, Inc.	201	5,256

Farm Machinery & Equipment - 0.96%
Deere & Co.	166	6,401

Fats & Oils - 0.88%
Archer-Daniels-Midland Co.	283	5,867

Finance Services - 1.02%
American Express Co.	245	6,738

Fire, Marine & Casualty Insurance - 4.03%
ACE Ltd.	114	6,539
Allstate Corp.	258	6,809
Chubb Corp. / The	131	6,788
Travelers Companies, Inc. / The	155	6,595
		26,731

General Industrial Machinery & Equipment - 0.97%
Ingersoll-Rand Company Ltd. - Class A	350	6,458

Guided Missiles & Space Vehicles & Parts - 1.00%
Lockheed Martin Corp.	78	6,634

Heating Equipment, Except Electric & Warm Air & Plumbing Fixtures - 1.01%
Fortune Brands, Inc.	175	6,675

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Large Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 99.92% - continued	Shares	Value

Hospital & Medical Service Plans - 4.91%
Aetna, Inc.	246	$ 6,118
CIGNA Corp.	409	6,667
Humana, Inc. (a)	215	6,362
UnitedHealth Group, Inc.	285	6,763
WellPoint, Inc. (a)	172	6,686
		32,596

Insurance Agents, Brokers & Service - 2.09%
Hartford Financial Services Group, Inc.	663	6,842
MetLife, Inc.	211	7,009
		13,851

Investment Advice - 2.09%
Ameriprise Financial, Inc.	336	7,258
Invesco Ltd.	444	6,620
		13,878

Iron & Steel Foundries - 0.96%
Precision Castparts Corp.	98	6,351

Leather & Leather Products - 1.02%
Coach, Inc. (a)	327	6,736

Life Insurance - 1.93%
Lincoln National Corp.	360	6,206
Prudential Financial, Inc.	221	6,630
		12,836

Men's & Boys' Furnishings, Work Clothing & Allied Garments - 0.96%
VF Corp.	116	6,392

Metal Mining - 1.90%
Freeport-McMoRan Copper & Gold, Inc.	213	6,198
Southern Copper Corp.	442	6,436
		12,634

Miscellaneous Fabricated Metal Products - 0.99%
Parker Hannifin Corp.	169	6,552

Miscellaneous Industrial & Commercial Machinery & Equipment - 0.92%
Eaton Corp.	137	6,110

Motor Vehicle Parts & Accessories - 0.97%
Honeywell International, Inc.	212	6,455

Motor Vehicles & Passenger Car Bodies - 1.00%
Paccar, Inc.	228	6,667

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Large Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 99.92% - continued	Shares	Value

National Commercial Banks - 0.96%
KeyCorp	519	$ 6,347

Natural Gas Transmission - 2.04%
El Paso Corp.	680	6,596
Williams Companies, Inc. / The	330	6,920
		13,516

Newspapers: Publishing or Publishing & Printing - 1.00%
News Corp. - Class A	622	6,618

Oil & Gas Field Machinery & Equipment - 2.91%
Baker Hughes, Inc.	189	6,606
National-Oilwell Varco, Inc. (a)	207	6,187
Smith International, Inc.	188	6,482
		19,275

Oil, Gas Field Services - 0.95%
Halliburton Co.	319	6,313

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.97%
PPG Industries, Inc.	130	6,445

Paper Mills - 0.97%
International Paper Co.	374	6,440

Personal Credit Institutions - 1.05%
Discover Financial Services	566	6,934

Petroleum Refining - 6.91%
Chevron Corp.	86	6,416
ConocoPhillips	123	6,398
Exxon Mobil Corp.	85	6,300
Hess Corp.	111	6,683
Marathon Oil Corp.	230	6,693
Murphy Oil Corp.	129	6,533
Valero Energy Corp.	332	6,833
		45,856

Pharmaceutical Preparations - 5.84%
Eli Lilly & Co.	194	6,561
Forest Laboratories, Inc. (a)	277	6,435
Merck & Co., Inc.	211	6,530
Pfizer, Inc.	357	6,322
Schering-Plough Corp.	453	6,564
Wyeth	196	6,307
		38,719

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Large Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 99.92% - continued	Shares	Value

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 0.99%
Dow Chemical Co.	246	$ 6,561

Plastic Materials, Synthetic Resin/Rubber, Cellulos - 0.96%
E.I. du Pont De Nemours & Co.	199	6,368

Public Building and Related Furniture - 0.99%
Johnson Controls, Inc.	372	6,596

Retail - Department Stores - 1.00%
Kohl's Corp. (a)	188	6,604

Retail - Radio TV & Consumer Electronics Stores - 1.05%
Best Buy Co., Inc.	259	6,944

Rolling, Drawing, & Extruding of Nonferrous Metals - 0.97%
Alcoa, Inc.	557	6,411

Search, Detection, Navigation, Guidance, Aeronautical Systems - 0.97%
Northrop Grumman Corp.	137	6,424

Security Brokers, Dealers & Flotation Companies - 2.04%
Goldman Sachs Group, Inc. / The	70	6,475
TD Ameritrade Holding Corp. (a)	529	7,030
		13,505

Services - Advertising Agencies - 1.00%
Omnicom Group, Inc.	224	6,617

Services - Business Services - 0.96%
eBay, Inc. (a)	415	6,337

State Commercial Banks - 1.96%
Capital One Financial Corp.	167	6,533
State Street Corp.	150	6,503
		13,036

Steel Works, Blast Furnaces Rolling Mills - 1.00%
Nucor Corp.	164	6,644

Telephone Communications - 0.86%
Sprint Nextel Corp.	1,828	5,722

Television Broadcasting Stations - 0.99%
CBS Corp. - Class B	677	6,574

Water Transportation - 0.85%
Carnival Corp.	222	5,639

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Large Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 99.92% - continued	Shares	Value

Wholesale - Electronic Parts & Equipment - 1.00%
Tyco Electronics Ltd.	343	$ 6,668

TOTAL COMMON STOCKS (Cost $797,503)		662,934

Real Estate Investment Trusts - 0.96%
Annaly Capital Management, Inc.	457	6,352

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,267)		6,352

Money Market Securities - 0.62%
Huntington Money Market Fund - Trust Shares, 1.25% (b)	4,136	4,136

TOTAL MONEY MARKET SECURITIES (Cost $4,136)		4,136

TOTAL INVESTMENTS (Cost $807,906) - 101.50%		673,422

Liabilities in excess of other assets - (1.50)%		(9,939)

TOTAL NET ASSETS - 100.00%		$ 663,483

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments
October 31, 2008

Common Stocks - 98.35%	Shares	Value

Accident & Health Insurance - 5.28%
Assurant, Inc.	149	$ 3,797
PartnerRe Ltd.	57	3,858
Principal Financial Group, Inc.	188	3,570
Reinsurance Group of America, Inc. - Class A (a)	103	3,846
Unum Group	258	4,063
		19,134

Agriculture Chemicals - 2.20%
CF Industries Holdings, Inc.	63	4,044
Mosaic Co. / The	100	3,941
		7,985

Bituminous Coal & Lignite Surface Mining - 1.03%
Arch Coal, Inc.	175	3,747

Bottled & Canned Soft Drinks Carbonated Waters - 1.07%
Coca-Cola Enterprises, Inc.	385	3,869

Commercial Printing - 1.05%
R.R. Donnelley & Sons Co.	230	3,811

Computer & Office Equipment - 1.04%
Lexmark International, Inc. - Class A (a)	146	3,771

Computer Peripheral Equipment - 1.07%
Xerox Corp.	481	3,858

Computer Storage Devices - 1.08%
Western Digital Corp. (a)	236	3,894

Construction Machinery & Equipment - 1.06%
Caterpillar, Inc.	101	3,855

Construction, Mining & Materials Handling Machinery & Equipment - 1.05%
Dover Corp.	120	3,812

Crude Petroleum & Natural Gas - 8.58%
Anadarko Petroleum Corp.	110	3,883
Chesapeake Energy Corp.	171	3,757
Cimarex Energy Co.	95	3,844
Denbury Resources, Inc. (a)	304	3,864
Newfield Exploration Co. (a)	168	3,861
Noble Energy, Inc.	77	3,990
Pioneer Natural Resources Co.	141	3,924
Plains Exploration & Production Co. (a)	140	3,948
		31,071

Drawing and Insulating Nonferrous Wire - 1.12%
Corning, Inc.	375	4,061

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 98.35% - continued	Shares	Value

Drilling Oil & Gas Wells - 5.27%
ENSCO International, Inc.	95	$ 3,611
Helmerich & Payne, Inc.	120	4,117
Noble Corp.	116	3,736
Pride International, Inc. (a)	197	3,702
Weatherford International Ltd. (a)	232	3,916
		19,082

Electric Services - 1.12%
Calpine Corp. (a)	348	4,072

Engines & Turbines - 0.86%
Cummins, Inc.	119	3,112

Fire, Marine & Casualty Insurance - 7.48%
ACE Ltd.	68	3,900
American Financial Group, Inc.	169	3,841
Arch Capital Group, Ltd. (a)	54	3,766
CNA Financial Corp.	246	3,828
HCC Insurance Holdings, Inc.	176	3,883
Transatlantic Holdings, Inc.	92	3,942
W.R. Berkley Corp.	150	3,940
		27,100

General Industrial Machinery & Equipment - 1.06%
Ingersoll-Rand Co., Ltd. - Class A	208	3,838

Gold & Silver Ores - 0.98%
Newmont Mining Corp.	135	3,556

Guided Missiles & Space Vehicles - 1.03%
Goodrich Corp.	102	3,729

Heating Equipment Except Electric & Warm Air & Plumbing Fixtures - 1.10%
Fortune Brands, Inc.	104	3,967

Heavy Construction Other Than Building Construction - Contractors - 1.03%
Jacobs Engineering Group, Inc. (a)	102	3,716

Hospital & Medical Service Plans - 1.09%
CIGNA Corp.	243	3,961

Insurance Agents Brokers & Services - 3.31%
Hartford Financial Services Group, Inc. / The	393	4,056
MetLife, Inc.	125	4,152
Willis Group Holdings, Ltd.	144	3,779
		11,987

Investment Advice - 1.19%
Ameriprise Financial, Inc.	199	4,298

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 98.35% - continued	Shares	Value

Iron & Steel Foundries - 1.04%
Precision Castparts Corp.	58	$ 3,759

Life Insurance - 3.19%
Lincoln National Corp.	213	3,672
Prudential Financial, Inc.	131	3,930
Torchmark Corp.	95	3,968
		11,570

Metal Mining - 2.11%
Cliffs Natural Resources, Inc.	142	3,833
Southern Copper Corp.	262	3,815
		7,648

Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 2.09%
Martin Marietta Materials, Inc.	50	3,919
MDU Resources Group, Inc.	200	3,642
		7,561

Miscellaneous Industrial & Commercial Machinery & Equipment - 1.00%
Eaton Corp.	81	3,613

Miscellaneous Fabricated Metal Products - 1.07%
Parker Hannifin Corp.	100	3,877

Motorcycles, Bicycles & Parts - 1.07%
Harley-Davidson, Inc.	158	3,868

Natural Gas Transmission - 1.08%
El Paso Corp.	403	3,909

Oil & Gas Field Machinery & Equipment - 1.01%
National-Oilwell Varco, Inc. (a)	123	3,676

Oil & Gas Field Services - 3.11%
Baker Hughes, Inc.	112	3,914
BJ Services Co.	281	3,611
Halliburton Co.	189	3,740
		11,265

Personal Credit Institutions - 1.13%
Discover Financial Services	335	4,104

Petroleum Refining - 3.25%
Hess Corp.	66	3,974
Marathon Oil Corp.	136	3,958
Murphy Oil Corp.	76	3,849
		11,781

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 98.35% - continued	Shares	Value

Pharmaceutical Preparations - 1.05%
Forest Laboratories, Inc. (a)	164	$ 3,810

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.05%
Eastman Chemical Co.	94	3,797

Plastic Products - 1.09%
Newell Rubbermaid, Inc.	286	3,932

Public Building & Related Furniture - 1.08%
Johnson Controls, Inc.	220	3,901

Pumps & Plumbing Equipment - 1.01%
Flowserve Corp.	64	3,643

Radio Telephone Communications - 1.15%
NII Holdings, Inc. (a)	161	4,147

Retail - Department Stores - 2.26%
J.C. Penney Co., Inc.	176	4,210
Macy's, Inc.	324	3,982
		8,192

Retail - Eating Places - 1.12%
Darden Restaurants, Inc.	183	4,057

Retail - Family Clothing Stores - 1.18%
Nordstrom, Inc.	236	4,269

Rolling Drawing & Extruding of Nonferrous Metals - 1.05%
Alcoa, Inc.	330	3,798

Semiconductors & Related Devices - 1.06%
LSI Corp. (a)	994	3,827

Services - Auto Rental & Leasing (No Drivers) - 1.10%
Ryder System, Inc.	101	4,002

Services - Business Services - 1.06%
Fidelity National Information Services, Inc.	255	3,848

Services - Help Supply Services - 1.08%
Manpower, Inc.	126	3,922

Special Industry Machinery - 1.11%
Lam Research Corp. (a)	180	4,025

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 98.35% - continued	Shares	Value

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 2.10%
Nucor Corp.	97	$ 3,929
United States Steel Corp.	100	3,688
		7,617

Telephone Communications (No Radiotelephone) - 3.27%
Embarq Corp.	136	4,080
Sprint Nextel Corp.	1,083	3,390
Windstream Corp.	580	4,356
		11,826

Television Broadcasting Stations - 1.08%
CBS Corp. - Class B	401	3,894

Wholesale - Electronic Parts & Equipment - 2.15%
Avnet, Inc. (a)	229	3,833
Tyco Electronics, Ltd.	203	3,946
		7,779

TOTAL COMMON STOCKS (Cost $402,192)		356,203

Real Estate Investment Trusts - 3.36%
Annaly Capital Management, Inc.	271	3,767
Apartment Investment & Management Co. - Class A	8	117
Host Hotels & Resorts, Inc.	395	4,084
Regency Centers Corp.	106	4,183

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $14,356)		12,151

Money Market Securities - 2.60%
Huntington Money Market Fund - Trust Shares, 1.25% (b)	9,423	9,423

TOTAL MONEY MARKET SECURITIES (Cost $9,423)		9,423

TOTAL INVESTMENTS (Cost $425,971) - 104.31%		377,777

Liabilities in excess of other assets - (4.31)%		(15,613)

TOTAL NET ASSETS - 100.00%		$ 362,164

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments
October 31, 2008

Common Stocks - 90.94%	Shares	Value

Accident & Health Insurance - 0.73%
Triple-S Management Corp. (a)	234	$ 2,389

Agriculture Production - Crops - 0.74%
Chiquita Brands International, Inc. (a)	178	2,430

Agricultural Products - Livestock & Animal Specialties - 0.75%
Cal-Maine Foods, Inc.	84	2,469

Aircraft & Parts - 0.72%
Triumph Group, Inc.	54	2,368

Arrangement of Transportation of Freight & Cargo - 0.73%
Pacer International, Inc.	212	2,393

Business Development - 0.79%
Ares Capital Corp.	330	2,594

Chemicals & Allied Products - 2.51%
GenTek, Inc. (a)	160	2,880
Innospec, Inc.	297	2,599
W.R. Grace & Co. (a)	303	2,730
		8,209

Computer Peripheral Equipment - 0.75%
Avocent Corp. (a)	163	2,448

Construction Machinery & Equipment - 0.78%
Astec Industries, Inc. (a)	101	2,567

Crude Petroleum & Natural Gas - 2.25%
Rosetta Resources, Inc. (a)	219	2,310
Stone Energy Corp. (a)	82	2,488
Swift Energy Co. (a)	80	2,566
		7,364

Deep Sea Foreign Transportation - 0.76%
Hornbeck Offshore Services, Inc. (a)	105	2,499

Deep Sea Foreign Transportation of Freight - 1.60%
International Shipholding Corp.	107	2,631
Ultrapetrol Bahamas Ltd. (a)	630	2,608
		5,239

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 90.94% - continued	Shares	Value

Drawing & Insulating of Nonferrous Wire - 0.77%
Belden, Inc.	121	$ 2,522

Drilling Oil & Gas Wells - 2.31%
Bronco Drilling Company, Inc. (a)	325	2,509
Parker Drilling Co. (a)	495	2,534
Pioneer Drilling Co. (a)	326	2,523
		7,566

Electrical Industrial Apparatus - 0.75%
GrafTech International Ltd. (a)	301	2,441

Electrical Work - 0.74%
EMCOR Group, Inc. (a)	136	2,417

Electronic Connectors - 0.78%
Methode Electronics, Inc.	337	2,558

Computer Communications Equipment - 0.75%
Emulex Corp. (a)	259	2,461

Finance Services - 0.74%
Global Cash Access Holdings, Inc. (a)	859	2,422

Fire, Marine & Casualty Insurance - 7.59%
Amerisafe, Inc. (a)	142	2,448
Employers Holdings, Inc.	209	2,667
First Mercury Financial Corp. (a)	240	2,590
Horace Mann Educators Corp.	325	2,587
Infinity Property & Casualty Corp.	61	2,429
Meadowbrook Insurance Group, Inc.	462	2,435
Navigators Group, Inc. / The (a)	48	2,424
Safety Insurance Group, Inc.	66	2,507
Seabright Insurance Holdings (a)	229	2,395
Validus Holdings Ltd.	133	2,359
		24,841

Footwear (No Rubber) - 0.76%
Skechers U.S.A., Inc. - Class A (a)	184	2,499

Games, Toys & Children's Vehicles (No Dolls & Bicycles) - 0.80%
JAKKS Pacific, Inc. (a)	117	2,617

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 90.94% - continued	Shares	Value

Gaskets, Packaging & Sealing Devices & Rubber & Plastic Hose - 0.75%
EnPro Industries, Inc. (a)	110	$ 2,443

Glass Products, Made of Purchased Glass - 0.78%
Apogee Enterprises, Inc.	258	2,544

Hospital & Medical Service Plans - 1.60%
American Physicians Capital, Inc.	65	2,659
Healthspring, Inc. (a)	157	2,594
		5,253

Hotels & Motels - 0.85%
Sunstone Hotel Investors, Inc.	425	2,784

Industrial Instruments for Measurement, Display, and Control - 0.78%
Hurco Companies, Inc. (a)	113	2,543

Industrial Inorganic Chemicals - 0.74%
LSB Industries, Inc. (a)	294	2,417

Industrial Trucks, Tractors, Trailers & Stackers - 0.77%
NACCO Industries, Inc. - Class A	41	2,526

Information Retrieval Services - 0.80%
infoGROUP, Inc.	588	2,622

Insurance Agents Brokers & Services - 1.54%
American Safety Insurance Holdings Ltd. (a)	240	2,484
AmTrust Financial Services, Inc.	259	2,543
		5,027

Insurance Carriers - 0.75%
Hallmark Financial Services, Inc. (a)	376	2,444

Investment Companies - 1.51%
Hercules Technology Growth Capital, Inc.	279	2,422
Prospect Capital Corp.	200	2,516
		4,938

Life Insurance - 2.32%
American Equity Investment Life Holding Co.	544	2,459
FBL Financial Group, Inc. - Class A	148	2,584
IPC Holdings, Ltd.	92	2,540
		7,583

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 90.94% - continued	Shares	Value

Manifold Business Forms - 0.77%
Ennis, Inc.	213	$ 2,507

Meat Packing Plants - 0.82%
Seaboard Corp.	2	2,680

Men's & Boys' Furnishings, Work Clothing & Allied Garments - 1.53%
Perry Ellis International, Inc. (a)	257	2,516
Quiksilver, Inc. (a)	959	2,484
		5,000

Metal Forgings & Stampings - 0.73%
Trimas Corp. (a)	606	2,394

Miscellaneous Furniture & Fixtures - 0.76%
Knoll, Inc.	172	2,487

Miscellaneous Manufacturing Industries - 1.66%
Blyth, Inc.	329	2,829
Ceradyne, Inc. (a)	111	2,609
		5,438

National Commercial Banks - 0.70%
Camden National Corp.	78	2,282

Newspapers: Publishing or Publishing & Printing - 0.75%
Journal Communications, Inc. - Class A	982	2,455

Office Furniture - 0.75%
Herman Miller, Inc.	112	2,464

Oil and Gas Field Exploration Services - 1.48%
Dawson Geophysical Co. (a)	101	2,478
Energy XXI (Bermuda) Ltd.	1,203	2,370
		4,848

Oil & Gas Field Machinery & Equipment - 0.78%
GulfMark Offshore, Inc. (a)	69	2,553

Oil & Gas Field Services - 0.75%
Complete Production Services, Inc. (a)	197	2,441

Other Business Activities - 0.77%
Apollo Investment Corp.	191	2,517

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 90.94% - continued	Shares	Value

Paper Mills - 0.74%
Kapstone Paper & Packaging Corp. (a)	509	$ 2,438

Personal Credit Institutions - 1.64%
Advanta Corp. - Class B	643	2,906
Credit Acceptance Corp. (a)	160	2,454
		5,360

Printed Circuit Boards - 0.78%
TTM Technologies, Inc. (a)	356	2,549

Prefabricated Metal Buildings & Components - 0.78%
NCI Building Systems, Inc. (a)	137	2,550

Printed Circuit Boards - 0.79%
Plexus Corp. (a)	138	2,575

Pulp Mills - 0.82%
Buckeye Technologies, Inc. (a)	455	2,680

Pumps & Pumping Equipment - 0.80%
Ampco-Pittsburgh Corp.	111	2,624

Radio & TV Broadcasting & Communications Equipment - 0.73%
Globecomm Systems, Inc. (a)	305	2,403

Radiotelephone Communications - 0.79%
USA Mobility, Inc. (a)	267	2,577

Real Estate Agents & Managers (For Others) - 0.76%
Bluegreen Corp. (a)	515	2,498

Retail - Auto Dealers & Gasoline Stations - 0.92%
Group 1 Automotive, Inc.	299	3,005

Retail - Catalog & Mail Order Houses - 1.56%
Insight Enterprises, Inc. (a)	269	2,617
Systemax, Inc.	176	2,492
		5,109

Retail - Eating Places - 0.76%
Landry's Restaurants, Inc.	198	2,485

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 90.94% - continued	Shares	Value

Retail - Grocery Stores - 0.76%
Ingles Markets, Inc. - Class A	134	$ 2,500

Retail - Miscellaneous Shopping Goods Stores - 0.75%
Cabela's, Inc. (a)	310	2,465

Rolling, Drawing, & Extruding of Nonferrous Metals - 1.55%
Mueller Industries, Inc.	110	2,516
Quanex Building Products Corp.	281	2,574
		5,090

Security Brokers, Dealers & Flotation Companies - 0.73%
Knight Capital Group, Inc. - Class A (a)	165	2,386

Semiconductors & Related Devices - 0.84%
Amkor Technology, Inc. (a)	674	2,736

Services - Computer Integrated Systems Design - 0.76%
SYNNEX Corp. (a)	162	2,500

Services - Computer Processing & Data Preparation - 0.73%
CSG Systems International, Inc. (a)	144	2,395

Services - Computer Programming, Data Processing, Etc. - 1.49%
InfoSpace, Inc.	285	2,442
United Online, Inc.	329	2,435
		4,877

Services - Direct Mail Advertising Services - 0.79%
Harte-Hanks, Inc.	370	2,594

Services - Equipment Rental & Leasing - 0.80%
Textainer Group Holdings Ltd.	237	2,614

Services - Help Supply Services - 1.56%
Compass Diversified Holdings	200	2,440
Spherion Corp. (a)	841	2,674
		5,114

Services - Management Consulting - 0.76%
ICF International, Inc. (a)	134	2,490

Services - Miscellaneous Equipment Rental & Leasing - 0.76%
H&E Equipment Services, Inc. (a)	437	2,491

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 90.94% - continued	Shares	Value

Services - Specialty Outpatient Facilities - 0.79%
HEALTHSOUTH Corp. (a)	207	$ 2,596

State Commercial Banks - 1.51%
Oriental Financial Group, Inc.	157	2,550
Sierra Bancorp	120	2,395
		4,945

Steel Works, Blast Furnaces & Rolling & Finishing Mills - 2.33%
Haynes International, Inc. (a)	100	2,531
Insteel Industries, Inc.	250	2,565
Worthington Industries, Inc.	209	2,523
		7,619

Surety Insurance - 0.85%
CNA Surety Corp. (a)	200	2,770

Telephone Communications (No Radio Telephone) - 0.64%
Cincinnati Bell, Inc. (a)	875	2,091

Television Broadcasting Stations - 1.51%
Fisher Communications, Inc.	68	2,509
Sinclair Broadcast Group, Inc. - Class A	757	2,445
		4,954

Wholesale - Chemicals & Allied Products - 0.77%
Innophos Holdings, Inc.	94	2,515

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 0.74%
Anixter International, Inc. (a)	72	2,420

Wholesale - Farm Product Raw Materials - 0.78%
Andersons, Inc. / The	96	2,556

Wholesale - Metals Service Centers & Offices - 1.53%
A.M. Castle & Co.	208	2,531
Olympic Steel, Inc.	108	2,469
		5,000

Wholesale - Petroleum & Petroleum Products (No Bulk Stations) - 0.80%
World Fuel Services Corp.	122	2,614

TOTAL COMMON STOCKS (Cost $321,308)		297,688

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2008

	Shares	Value

Real Estate Investment Trusts - 11.60%
Anthracite Capital, Inc.	695	$ 3,016
CapLease, Inc.	446	3,010
First Industrial Realty Trust, Inc.	252	2,606
First Potomac Realty Trust	211	2,591
Glimcher Realty Trust	535	2,803
Hersha Hospitality Trust	645	2,715
Kite Realty Group Trust	455	2,766
LaSalle Hotel Properties	194	2,732
Lexington Realty Trust	325	2,610
NorthStar Realty Finance Corp.	438	2,519
One Liberty Properties, Inc.	225	2,669
Parkway Properties, Inc.	146	2,519
Pennsylvania Real Estate Investment Trust	226	2,859
Ramco-Gershenson Properties Trust	194	2,557

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $46,441)		37,972

Money Market Securities - 1.76%
Huntington Money Market Fund - Trust Shares, 1.25% (b)	5,769	5,769

TOTAL MONEY MARKET SECURITIES (Cost $5,769)		5,769

TOTAL INVESTMENTS (Cost $373,518) - 104.30%		341,429

Liabilities in excess of other assets - (4.30)%		(14,092)

TOTAL NET ASSETS - 100.00%		$ 327,337

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Assets and Liabilities
October 31, 2008

	Dreman	Dreman	Dreman
	Quantitative	Quantitative	Quantitative
	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund

Assets:
Investments in securities
At cost	$807,906	$425,971	$ 373,518
At value	$673,422	$377,777	$ 341,429

Receivable for investments sold	407,613	249,405	244,883
Interest receivable	11	10	9
Dividends receivable	641	769	277
Receivable from advisor (a)	12,013	13,536	14,163
Prepaid expenses	758	759	760
Total assets	1,094,458	642,256	601,521

Liabilities:
Payable for investments purchased	407,554	255,730	249,142
Payable to administrator, fund accountant and transfer agent	11,569	11,704	11,726
Payable to custodian	82	796	1,617
Accrued trustee expenses	536	536	536
Other accrued expenses	11,234	11,326	11,163
Total liabilities	430,975	280,092	274,184

Net Assets:	$663,483	$362,164	$ 327,337

Net Assets consist of:
Paid in capital	$1,130,760	$646,845	$588,013
Accumulated undistributed net investment income (loss)	6,805	2,324	-
Accumulated undistributed net realized gain (loss) on investments	(339,598)	(238,811)	(228,587)
Net unrealized appreciation (depreciation) on investments	(134,484)	(48,194)	(32,089)

Net Assets:	$663,483	$ 362,164	$327,337

Shares outstanding
(unlimited number of shares authorized)	117,294	67,463	61,509

Net asset value and offering
price per share	$5.66	$5.37	$5.32

Redemption Price per share (Net Asset Value * 99%) (b)	$5.60	$5.32	$5.27

(a) See Note 3 in the Notes to the Financial Statements.
(b) A redemption fee of 1.00% is charged on shares held less than one year.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Operations
For the fiscal year ended October 31, 2008

	Dreman	Dreman	Dreman
	Quantitative	Quantitative	Quantitative
	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund

Investment Income
Dividend income (Net of withholding tax of $46, $29, and $0, respectively)	$ 20,608	$ 10,886	$ 8,026
Interest income	193	125	136
Total Income	20,801	11,011	8,162

Expenses
Investment advisor fee (a)	5,882	3,988	3,912
12b-1 expense	1,960	1,172	1,028
Administration expenses	30,041	30,041	30,041
Fund accounting expenses	20,860	20,860	20,859
Transfer agent expenses	25,567	25,472	25,466
Legal expenses	31,594	31,598	31,644
Trustee fee and expenses	9,048	9,048	9,048
Auditing expenses	13,466	13,466	13,466
Pricing expenses	8,117	9,638	7,654
CCO fees and expenses	1,223	1,223	1,223
Custodian expenses	3,305	7,164	9,189
Registration expenses	1,526	1,526	1,525
Insurance expenses	1,313	1,313	1,313
Miscellaneous expenses	1,732	1,732	1,732
Printing expenses	194	194	194
24f-2 expenses	29	20	20
Total Expenses	155,857	158,455	158,314
Expenses waived and reimbursed by advisor (a)	(135,507)	(143,308)	(143,840)
12b-1 fees waived by advisor (a)	(1,960)	(1,172)	(1,028)
Expenses waived by Administrator	(6,234)	(6,234)	(6,234)
Net operating expenses	12,156	7,741	7,212
Net Investment Income	8,645	3,270	950

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	(339,444)	(240,957)	(222,806)
Net increase from reimbursement by Advisor for violation of investment restrictions (b)	-	2,149	-
Change in unrealized appreciation (depreciation) on
investment securities	(172,271)	(32,086)	7,809
Net realized and unrealized (loss) on investment securities	(511,715)	(270,894)	(214,997)
Net decrease in net assets resulting from operations	$ (503,070)	$ (267,624)	$ (214,047)

(a) See Note 3 in the Notes to the Financial Statements.
(b) See Note 5 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman
	Quantitative
	Large Cap
	Value Fund

	Year ended	Period ended
	October 31, 2008	October 31, 2007	(a)
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$ 8,645	$3,182
Net realized gain (loss) on investment securities	(339,444)	18,344
Change in unrealized appreciation (depreciation) on investment securities	(172,271)	37,787
Net increase (decrease) in net assets resulting from operations	(503,070)	59,313

Distributions:
From net investment income	(5,021)	-
From net realized gain	(18,498)	-
Total distributions	(23,519)	-

Capital Share Transactions:
Proceeds from shares sold	370,555	737,727
Reinvestment of distributions	23,302	-
Amount paid for shares repurchased	-	(825)
Net increase in net assets resulting
from share transactions	393,857	736,902

Total Increase (Decrease) in Net Assets	(132,732)	796,215

Net Assets:
Beginning of year	796,215	-

End of year	$663,483	$796,215

Accumulated undistributed net
investment income included
in net assets at end of period	$6,805	$3,182

Capital Share Transactions:
Shares sold	42,520	72,535
Shares issued in reinvestment of distributions	2,319	-
Shares repurchased	-	(80)

Net increase from capital share transactions	44,839	72,455

(a) For the period April 3, 2007 (commencement of operations) through October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman
	Quantitative
	Mid Cap
	Value Fund

	Year ended	Period ended
	October 31, 2008	October 31, 2007	(a)
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$3,270	$1,499
Net realized gain (loss) on investment securities	(240,957)	8,542
Net increase from reimbursement by Advisor for violation of investment restrictions (b)	2,149	-
Change in unrealized appreciation (depreciation)	(32,086)	(16,108)
Net decrease in net assets resulting from operations	(267,624)	(6,067)

Distributions:
From net investment income	(2,445)	-
From net realized gain	(8,545)	-
Total distributions	(10,990)	-

Capital Share Transactions:
Proceeds from shares sold	135,802	500,850
Reinvestment of distributions	10,990	-
Amount paid for shares repurchased	-	(797)
Net increase in net assets resulting
from share transactions	146,792	500,053

Total Increase (Decrease) in Net Assets	(131,822)	493,986

Net Assets:
Beginning of year	493,986	-

End of year	$ 362,164	$493,986

Accumulated undistributed net
investment income included in
net assets at end of period	$ 2,324	$ 1,499

Capital Share Transactions:
Shares sold	16,210	50,082
Shares issued in reinvestment of distributions	1,253	-
Shares repurchased	-	(82)

Net increase from capital share transactions	17,463	50,000

(a) For the period April 3, 2007 (commencement of operations) through October 31, 2007.
(b) See Note 5 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman
	Quantitative
	Small Cap
	Value Fund

	Year ended	Period ended
	October 31, 2008	October 31, 2007	(a)
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$950	$ 1,213
Net realized loss on investment securities	(222,806)	(5,780)
Change in unrealized appreciation (depreciation)	7,809	(39,898)
Net decrease in net assets resulting from operations	(214,047)	(44,465)

Distributions:
From net investment income	(2,555)	-
Total distributions	(2,555)	-

Capital Share Transactions:
Proceeds from shares sold	85,781	500,825
Reinvestment of distributions	2,555	-
Amount paid for shares repurchased	-	(757)
Net increase in net assets resulting
from share transactions	88,336	500,068

Total Increase (Decrease) in Net Assets	(128,266)	455,603

Net Assets:
Beginning of year	455,603	-

End of year	$327,337	$455,603

Accumulated undistributed net investment
income included in net assets
at end of period	$ -	$1,213

Capital Share Transactions:
Shares sold	11,192	50,080
Shares issued in reinvestment of distributions	317	-
Shares repurchased	-	(80)

Net increase from capital share transactions	11,509	50,000

(a) For the period April 3, 2007 (commencement of operations) through October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman
	Quantitative
	Large Cap
	Value Fund

	Year ended		Period ended
	October 31, 2008		October 31, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 10.99		$10.00

Income from investment operations
Net investment income	0.10	(b)	0.04
Net realized and unrealized gain (loss)	(5.11)		0.95
Total from investment operations	(5.01)		0.99

Less distributions to Shareholders:
From net investment income	(0.07)		-
From net realized gain	(0.25)		-
Total distributions	(0.32)		-

Paid in capital from redemption fees	-		-	(c)

Net asset value, end of period	$ 5.66		$10.99

Total Return (d)	-46.85%		9.90%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 663		$796
Ratio of expenses to average net assets (f)	1.55%		1.55%	(g)
Ratio of expenses to average net assets
before waiver & reimbursement	19.83%		21.91%	(g)
Ratio of net investment income to
average net assets (f)	1.10%		0.82%	(g)
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement	(17.18)%		(19.54)%	(g)
Portfolio turnover rate	118.25%		77.29%

(a) For the period April 3, 2007 (commencement of operations) to October 31, 2007.
(b) Per share amount has been calculated using the average shares method.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(g) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman
	Quantitative
	Mid Cap
	Value Fund

	Year ended		Period ended
	October 31, 2008		October 31, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 9.88		$10.00

Income from investment operations
Net investment income	0.06	(b)	0.03
Net realized and unrealized (loss)	(4.35)	(c)	(0.15)
Total from investment operations	(4.29)		(0.12)

Less distributions to Shareholders:
From net investment income	(0.05)		-
From net realized gain	(0.17)		-
Total distributions	(0.22)		-

Paid in capital from redemption fees	-		-	(d)

Net asset value, end of period	$ 5.37		$9.88

Total Return (e)	-44.29%	(c)	-1.20%	(f)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 362		$494
Ratio of expenses to average net assets (g)	1.65%		1.65%	(h)
Ratio of expenses to average net assets
before waiver & reimbursement	33.71%		29.40%	(h)
Ratio of net investment income to
average net assets (g)	0.70%		0.51%	(h)
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement	(31.37)%		(27.23)%	(h)
Portfolio turnover rate	109.73%		75.44%

(a) For the period April 3, 2007 (commencement of operations) to October 31, 2007.
(b) Per share amount has been calculated using the average shares method.
(c) Reimbursement of loss on investment violation is reflected. Had this loss not been reimbursed, the Fund's NAV would have been $0.04 lower and the total return for the year would have been -44.67%
(d) Redemption fees resulted in less than $0.005 per share.
(e) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f) Not annualized.
(g) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(h) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman
	Quantitative
	Small Cap
	Value Fund

	Year ended		Period ended
	October 31, 2008		October 31, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 9.11		$ 10.00

Income from investment operations
Net investment income	0.02	(b)	0.02
Net realized and unrealized (loss)	(3.76)		(0.91)
Total from investment operations	(3.74)		(0.89)

Less distributions to Shareholders:
From net investment income	(0.05)		-
Total distributions	(0.05)		-

Paid in capital from redemption fees	-		-	(c)

Net asset value, end of period	$ 5.32		$ 9.11

Total Return (d)	-41.23%		-8.90%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 327		$ 456
Ratio of expenses to average net assets (f)	1.75%		1.75%	(g)
Ratio of expenses to average net assets
before waiver & reimbursement	38.38%		30.57%	(g)
Ratio of net investment income to
average net assets (f)	0.23%		0.43%	(g)
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement	(36.40)%		(28.40)%	(g)
Portfolio turnover rate	123.54%		97.51%

(a) For the period April 3, 2007 (commencement of operations) to October 31, 2007.
(b) Per share amount has been calculated using the average shares method.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(g) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Quantitative Funds

Notes to the Financial Statements

October 31, 2008

NOTE 1.	ORGANIZATION

Dreman Quantitative Large Cap Value Fund (“Large Cap Value Fund”), Dreman Quantitative Mid Cap Value Fund (“Mid Cap Value Fund”), and Dreman Quantitative Small Cap Value Fund (“Small Cap Value Fund”) (each a “Fund” and, collectively the “Funds”) were each organized as a diversified series of Dreman Contrarian Funds (the “Trust”). The Trust was organized as a Delaware statutory trust on July 31, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and commonly known as a “mutual fund.” Each Fund commenced operations as a separate series (each, a “Predecessor Fund”) of the Unified Series Trust. Each Fund commenced operations on April 3, 2007. On January 22, 2008, each Predecessor Fund was reorganized in a tax-free transaction as a new portfolio of the Trust. The investment advisor to each Fund is Dreman Value Management, LLC (the “Advisor”). The investment objective of the Large Cap Value Fund is total return. The investment objective of the Mid Cap Value Fund and Small Cap Value Fund is long-term capital appreciation.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Dreman Contrarian Quantitative Funds

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES- continued

Good faith pricing is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Federal Income Taxes – The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its taxable income. If the required amount of net investment income is not distributed, a Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended October 31, 2008, there were no such reclassifications. For the fiscal year ended October 31, 2008, the Small Cap Value Fund reclassified $392 of distributions in excess of net investment income to paid in capital.

Futures Contracts - The Funds may enter into futures contracts to manage their exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of the contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Accounting for Uncertainty in Income Taxes – The Funds adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on November 1, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

Dreman Contrarian Quantitative Funds

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES- continued

As of and during the period ended October 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued the Statement on Financial Accounting Standards (SFAS) No. 161 “Disclosures about Derivative Instruments and Hedging Activities.” SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including for how such activities are accounted and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor to the Funds is Dreman Value Management, LLC. Under the terms of the management agreement between the Trust and the Advisor (collectively, the “Agreements”) for each Fund, the Advisor manages each Fund’s investments. As compensation for its management services, a Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. For the fiscal year ended October 31, 2008, the Advisor earned fees, before the waiver described below, of $5,882, $3,988, and $3,912 for the Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively. The Advisor has contractually agreed to waive its fee and reimburse each Fund’s expenses so that its total annual operating expenses, except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes and extraordinary expenses do not exceed 1.55%, 1.65% and 1.75% of the average daily net assets of the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively, through October 31, 2009. Excluding the voluntary reimbursement by the Advisor of each Fund’s 12b-1 expenses described below, for the fiscal year ended October 31, 2008, the Advisor waived management fees and reimbursed expenses of $135,507, $143,308, and $143,840 for the Large Cap Value Fund, the Mid Cap Value Fund, and the Small Cap Value Fund, respectively. At October 31, 2008, the Advisor owed $12,013, $13,536 and $14,163 to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively.

Each waiver or reimbursement by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred; provided that the Funds are able to make the repayment without exceeding their expense limitations.

Dreman Contrarian Quantitative Funds

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2008, were as follows:

		Subject to repayment
	Amount	by October 31,

Large Cap Value Fund	$ 78,484	2010
	135,507	2011

Mid Cap Value Fund	81,352	2010
	143,308	2011

Small Cap Value Fund	81,416	2010
	143,840	2011

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage each Fund’s business affairs and to provide each Fund with administrative services, including all regulatory, reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2008, Unified received fees of $30,041, $30,041and $30,041 for administrative services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. At October 31, 2008, the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund owed $2,541, $2,541 and $2,541, respectively to Unified for administrative services.

The Trust retains Unified to act as each Fund’s transfer agent and to provide each Fund with fund accounting services. For the fiscal year ended October 31, 2008, Unified received transfer agent fees of $15,528, $15,528 and $15,528 for the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively and $10,039, $9,944 and $9,938 for reimbursement of out-of-pocket expenses from the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Fund, respectively. At October 31, 2008, the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund owed $7,335, $7,469 and $7,493, respectively, to Unified for transfer agency services and reimbursement of out-of-pocket expenses. For the fiscal year ended October 31, 2008, Unified received fees of $20,860, $20,860 and $20,859 for fund accounting services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. At October 31, 2008, the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund owed $1,693, $1,694, and $1,692, respectively, to Unified for fund accounting services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”) and the parent company of the principal distributor of the Funds. For the fiscal year ended October 31, 2008, the Custodian earned fees of $3,305, $7,164 and $9,189 for custody services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. At October 31, 2008, the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund owed $82, $796, and $1,617, respectively, to the Custodian for custody services.

The Administrator agreed to waive one month’s fund administration, fund accounting, and transfer agency fees during fiscal year 2008. As of October 31, 2008, the Administrator has waived fees of $6,234, $6,234, and $6,234 for the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively.

The Funds retain Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Funds’ shares. There were no payments made by the Funds to the Distributor for the fiscal year ended October 31, 2008. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

Each Fund has adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Each Fund’s Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature

Dreman Contrarian Quantitative Funds

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

and servicing shareholder accounts. Each Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of each Fund’s shares, for which each Fund pays the Advisor the 12b-1 fee described above. For the fiscal year ended October 31, 2008, the Advisor was entitled to fees of $1,960, $1,172 and $1,028 for services provided to the Large Cap Value Fund, Mid Cap Value Fund, and the Small Cap Value Fund, respectively, all of which the Advisor voluntarily waived. This voluntary waiver by the Advisor of the 12b-1 fees to which it is otherwise entitled may be discontinued by the Advisor at any time.

NOTE 4.	INVESTMENTS TRANSACTIONS

For the fiscal year ended October 31, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund
Purchases
U.S. Government Obligations	$ -	$ -	$ -
Other	1,331,199	673,617	615,594
Sales
U.S. Government Obligations	$ -	$ -	$ -
Other	943,759	518,816	511,299

As of October 31, 2008, the cost and net unrealized depreciation of investments for tax purposes was as follows:

	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund
Gross Appreciation	$ 15,429	$ 10,774	$ 17,331
Gross (Depreciation)	(159,485)	(59,533)	(51,804)

Net (Depreciation)
on Investments	$ (144,056)	$ (48,759)	$ (34,473)

Tax Cost	$ 817,478	$ 426,536	$ 375,902

NOTE 5.	REIMBURSMENTS BY ADVISOR

The Mid Cap Value Fund owned shares of Huntington Bancshares, Inc. This is a violation of Rule 2a-3, which does not allow purchases of stock of affiliated parties. Huntington Bancshares, Inc. is the parent company of the Fund’s Distributor, Custodian and Unified. After disposition of the stock, the Fund realized a loss of $2,149. This loss was reimbursed to the Fund by the Advisor.

Dreman Contrarian Quantitative Funds

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 6.	ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7.	RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2008, the following owned the Funds:

David N. Dreman owned 87.23%, 78.16% and 76.78% of the Large Cap Value Fund, Mid Cap Value Fund, and the Small Cap Value Fund, respectively. Dreman Value Management, LLC owned 11.85%, 20.73% and 23.22% of the Large Cap Value Fund, Mid Cap Value Fund, and the Small Cap Value Fund, respectively. David N. Dreman is President of the Advisor. As a result, David N. Dreman may be deemed to control each of the Funds.

NOTE 8.	DISTRIBUTIONS TO SHAREHOLDERS

Large Cap Value Fund. On December 18, 2007, the Large Cap Value Fund paid an income distribution of $0.0663 per share and a short-term capital gain distribution of $0.2553 per share to shareholders of record on December 17, 2007.

On December 30, 2008, the Large Cap Value Fund paid an income distribution of $0.0654 per share or $7,440 to shareholders of record on December 29, 2008.

Mid Cap Value Fund. On December 18, 2007, the Mid Cap Value Fund paid an income distribution of $0.0489 per share and short-term and long-term capital gain distributions totaling $0.1709 per share to shareholders of record on December 17, 2007.

On December 30, 2008, the Mid Cap Value Fund paid an income distribution of $0.0363 per share or $2,322 to shareholders of record on December 29, 2008.

Small Cap Value Fund. On December 18, 2007, the Small Cap Value Fund paid an income distribution of $0.0511 per share to shareholders of record on December 17, 2007.

As of October 31, 2008, the Funds’ most recent fiscal year-end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund

Undistributed ordinary income	$ 6,808	$ 2,321	$ -
Capital loss carryforwards	(330,029)	(238,243)	(226,203)
Unrealized appreciation (depreciation)	(144,056)	(48,759)	(34,473)
	$ (467,277)	$ (284,681)	$ (260,676)

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales for the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund.

Dreman Contrarian Quantitative Funds

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 9. CAPITAL LOSS CARRYFORWARD

At October 31, 2008 the Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value had available for federal tax purposes an unused capital loss carryforward of $330,029, $238,243, and $226,203, respectively, which is available for offset against future taxable net capital gains. The loss carryforwards for Large Cap Value Fund and Mid Cap Value Fund expire on October 31, 2016. The loss carryforward for Small Cap expires as follows:

Year of Expiration	Amount
2015	$5,780
2016	$220,423

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Dreman Contrarian Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund, and Dreman Quantitative Small Cap Value Fund (the “Funds”), three of the series constituting Dreman Contrarian Funds, as of October 31, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund, and Dreman Quantitative Small Cap Value Fund, three of the series constituting Dreman Contrarian Funds, as of October 31, 2008, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 30, 2008

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name (Age), Address, Position with Trust*, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Brian Bruce (Age 51) 5945 Glendower Lane Plano, TX 75093 Independent Trustee, Since 2007

Director, Finance Institute, Southern Methodist University (August 2006 to Present); Previously, Chief Investment Officer, PanAgora Asset Management (December 1999 to March 2007). Trustee, CM Advisers Family of Funds, a registered open-end management investment company (May 2003 to Present).

Robert B. Grossman, MD (Age 60) 35 Gilbert Street South Tinton Falls, NJ 07701 Independent Trustee, Since 2007	Orthopedic Surgeon in Private Practice.
Robert A. Miller, Ph.D. (Age 64) 200 Norfolk Road Orlando, FL 32803 Independent Trustee, Since 2007

Independent Consultant with the Registry of College and University Presidents and Interim Senior Vice President and Provost of Roger Williams University (October 2006 until June 2007); Previously, the President of Nazareth College in Rochester, New York (July 1998 until July 2005; Director, Bergmann Associates, LLC, a privately owned architectural and engineering firm based in Rochester, New York (2000 until 2004). Director, International Assets Holding Corp., a publicly-traded financial services holding company (February 1998 to Present).

Principal Officers

Name (Age), Address, Position with Trust*, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David N. Dreman (Age 72) c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 Trustee Ex-Officio, Since 2007	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and its predecessors (1977 to Present).
Clifton Hoover, Jr. (Age 50) c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 Trustee and Secretary, Since 2007

Co-Chief Investment Officer, Co-Director of Research and Managing Director of Dreman Value Management, LLC (2006 to present); Previously, Managing Director and Portfolio Manager of NFJ Investment Group (1997-2006).

John C. Swhear (Age 46)

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Acting Chief Executive Officer, Vice President, and Anti-Money Laundering Compliance Officer, Since 2007

Vice President, Legal Administration and Compliance at Unified Fund Services, Inc. (April 2007 to Present); Chief Compliance Officer, Unified Financial Securities, Inc. (May 2007 to Present); Previously, Employed in various positions with American United Life Insurance Company (from 1983 to April 2007), including: Associate General Counsel (April 2007), Investment Adviser Chief Compliance Officer (June 2004 to April 2007), Assistant Secretary to the Board of Directors (December 2002 to April 2007), Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007), and Chief Counsel and Secretary, OneAmerica Securities, Inc. (December 2002 to April 2007).

William J. Murphy (Age 45) c/o Unified Fund Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 Treasurer and Chief Financial Officer, Since 2008	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

*The Trust currently consists of 7 series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 247-1014 to request a copy of the SAI or to make shareholder inquiries.

Shareholder Votes (Unaudited)

The Funds held a special meeting of shareholders on January 11, 2008 where a proposed Agreement and Plan of Reorganization, election of Trustees and ratification of independent auditors were passed. The voting results were:

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the recent twelve month period ended June 30 are available without charge upon request by (1) calling the Fund at (800) 247-1014 or (2) from Fund documents filed with the Commission on the Commission's website at www.sec.gov .

TRUSTEES

Brian R. Bruce
Robert B. Grossman, MD
Robert A. Miller, Ph.D

OFFICERS

David N. Dreman, Trustee Ex-Officio

Clifton Hoover, Jr., Trustee and Secretary
John C. Swhear, Acting Chief Executive Officer, Vice President, and Anti-Money Laundering Compliance Officer

William J. Murphy, Treasurer and Chief Financial Officer

INVESTMENT ADVISER

Dreman Value Management, LLC
Harborside Financial Center
Plaza 10, Suite 800
Jersey City, NJ 07311

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL

Greenberg Traurig, LLP

2700 Two Commerce Square
2001 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL TO THE TRUSTEES

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

CUSTODIAN

Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Dreman Contrarian International Value Fund

Annual Report

October 31, 2008

Fund Advisor:

Dreman Value Management, LLC

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, NJ 07311

Toll Free: (800) 247-1014

DREMAN CONTRARIAN INTERNATIONAL VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

The Dreman Contrarian International Value Fund returned -11.50% for the inception period that started on October 15, 2008 and ended October 31, 2008, as compared to the MSCI All Country ex US Value Index return of -10.75% for the same period. This short since inception period performance took place within the “eye” of the storm. The past twelve months was marked by an escalating global financial crisis and without question will go down in history as one of the most difficult and volatile periods since the Great Depression. We have seen markets plummet in the past, and the firm has built its reputation on taking advantage of opportunities in bear markets. All the same, we have never seen a market that has wiped out capital as quickly as this one has. In the 1930’s, the Dow Jones Industrial Average dropped 90% between 1929 and 1932. Many major financial stocks have dropped the same amount since the beginning of this past January to mid-July. Unfortunately, it didn’t stop there as the leverage unwind via hedge fund forced liquidations continued through the Fund’s fiscal year end.

Turning to the Fund, the underperformance for the 10/15/2008 to the 10/31/2008 period was primarily the result of the market panic in the Financial Services sector* as several of the Fund’s core holdings were hit hard, for example, Deutsche Bank AG, HSBC Holdings, and Barclays PLC were down 23.3%, 20.5% and 31.9%, respectively. These holdings, in our opinion, are the survivors going forward and should be a profitable component of the Fund’s total return going forward.

In addition, the Funds Telecommunications and Materials sectors* were weak during this period as the forced liquidations by the hedge fund community and others significantly affected the stock prices of these companies. For example, Telefonos de Mexico and BT Group (British Telecom) were down 27.7% and 26.2%, respectively. Stocks in the Materials sector were weak as the global sell off accelerated through this period. Undervalued long term holdings such as Yamana Gold, Inc., Barrick Gold Corp., Compania de Minas Buenaventura S.A., were all weak as most major commodity related stocks hit the sell blotter of many leveraged players. While painful in the short term, in our opinion, the commodity correction is temporary in nature and the long term “super” cycle with regard to commodities is still very much intact.

Outlook

The past twelve months have been devastating for the equity market as the leverage unwind has caused massive forced liquidations (mainly hedge funds) and the post bubble economy has put major pressure on earnings. As a result, 2008 has been the worst stock market since 1931. What started out as a financial crisis which devastated the financial stocks has recently evolved into an all sector capitulation, with new historic highs being set on the volatility index.

Despite the current volatility, we believe good long term opportunities are materializing. We have been taking advantage of the hedge funds’ leverage unwind of late which has been characterized by the following motto: “sell stocks at any price”.

Despite the ongoing gloomy headline news, we think it will be a very good environment for our contrarian investment style going forward. Once the redemptions subside, the market landscape will likely be in a range for the next couple of years as the global recession works its way through the system. We are enthusiastic about the upcoming opportunities. The degree of extreme dislocation present in markets is almost always fertile ground for future returns. Certainly on a “bottoms up” basis in our opinion we are beginning to see truly remarkable opportunities across many industries. Of course given the current dangerous “forced liquidation” environment and the weakening economic environment, we are being patient and are mindful of not being too early.

Overall, we fully expect that our contrarian value style will be a good investment over the next five years. We have been through quite a few tough markets over the years and have always rebounded in a very profitable way.

*Portfolio is subject to change.

Investment Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on a Fund’s distributions or the redemption of a Fund’s shares. Current performance of a Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund charges a 1% redemption fee on shares redeemed less than one year after they are purchased. The imposition of this fee is not reflected in the returns above.

** The Index is an unmanaged benchmark that assume reinvestment of all distributions and exclude the effect of taxes and fees. The MSCI ACWI ex U.S. Value Index is a widely recognized unmanaged index of equity prices and are representative of a broader market and range of securities than is found in a Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA

The chart above assumes an initial investment of $10,000 made on October 15, 2008 (commencement of Fund operations) and held through October 31, 2008. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The MSCI ACWI ex U.S. Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

,FUND HOLDINGS– (Unaudited)

1 As a percent of net assets.

Under normal circumstances, the Dreman Contrarian International Value Fund (“Fund”) will invest at least 80% of its assets in the equity securities of issuers that are located outside of the U.S., or which derive a significant portion of their business or profits from outside the U.S.

Availability of Portfolio Schedules - (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUND'S EXPENSES- (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 15, 2008 to October 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dreman Contrarian International Value Fund	Beginning Account Value	Ending Account Value October 31, 2008	Expenses Paid during Period ended October 31, 2008
Actual*	$1,000.00	$885.00	$0.61
Hypothetical**	$1,000.00	$1,018.12	$7.08

* Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 17/366 (to reflect the period since commencement of Fund operations on October 15, 2008).

**Assumes a 5% return before expenses. The hypothetical example is calculated based on a six month period from May 1, 2008 to October 31, 2008, and expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

Dreman Contrarian Funds
Dreman Contrarian International Value Fund
Schedule of Investments
October 31, 2008

Common Stocks - 97.20%	Shares	Value

Beverages - 1.55%
Diageo plc (a)	22	$ 1,368

Bottled & Canned Soft Drinks, Carbonated Waters - 1.94%
Coca-Cola Femsa, S.A.B. de C.V. (a)	54	1,719

Cement, Hydraulic - 0.75%
Cemex SAB de C.V. (a) (b)	87	658

Commercial Banks - 3.60%
Barclays plc (a)	127	1,363
Deutsche Bank AG	48	1,823
		3,186

Crude Petroleum & Natural Gas - 10.20%
Eni S.p.A. (a)	37	1,778
Royal Dutch Shell plc (a)	61	3,405
Sasol Ltd. (a)	33	955
Total SA (a)	52	2,883
		9,021

Deep Sea Foreign Transportation of Freight - 1.48%
Ship Finance International Ltd.	96	1,310

Drilling Oil & Gas Wells - 0.68%
Nabors Industries Ltd. (b)	42	604

Electric Services - 5.00%
Companhia Paranaense de Energia-Copel (a)	152	1,690
Korea Electric Power Corp. (a)	276	2,732
		4,422

Electronic & Other Electrical Equipment (No Computer Equipment) - 1.63%
Siemens AG (a)	24	1,444

Fire, Marine & Casualty Insurance - 1.35%
RenaissanceRe Holdings Ltd.	26	1,193

Food & Kindred Products - 3.39%
Unilever plc (a)	133	3,001

Gold & Silver Ores - 4.54%
Barrick Gold Corp.	79	1,795
IAMGOLD Corp.	217	716
Yamana Gold, Inc.	324	1,500
		4,011

Insurance Agents Brokers & Services - 4.17%
Allianz SE (a)	185	1,402
Willis Group Holdings Ltd.	87	2,283
		3,685

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian International Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 97.20% - continued	Shares	Value

Life Insurance - 3.09%
AEGON N.V. (c)	320	$ 1,315
ING Groep N.V. (a)	152	1,415
		2,730

Metal Mining - 1.90%
BHP Billiton Ltd. (a)	30	1,166
Compania de Minas Buenaventura S.A. (a)	41	518
		1,684

Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 1.05%
Teck Cominco Ltd. - Class B	95	932

Motor Vehicle Parts & Accessories - 1.57%
Magna International, Inc. - Class A	41	1,386

Motor Vehicles & Passenger Car Bodies - 2.39%
Nissan Motor Co., Ltd. (a)	174	1,672
Volvo AB (a)	87	444
		2,116

Petroleum Refining - 2.86%
StatoilHydro ASA (a)	126	2,533

Pharmaceutical Preparations - 14.05%
AstraZeneca plc (a)	80	3,397
Biovail Corp.	282	2,425
GlaxoSmithKline plc (a)	89	3,444
Novartis AG (a)	62	3,161
		12,427

Photographic Equipment & Supplies - 1.28%
Canon, Inc. (a)	33	1,131

Radio Telephone Communications - 7.21%
SK Telecom Co., Ltd. (a)	179	3,081
Telefonos de Mexico SAB de CV (Telmex) (a)	87	1,559
Vodafone Group plc (a)	90	1,734
		6,374

Radio & TV Broadcasting & Communications Equipment - 1.01%
Nokia Corp. (a)	59	896

Retail - Grocery Stores - 2.49%
Delhaize Group (a)	39	2,200

Savings Institution, Federally Chartered - 4.00%
HSBC Holdings plc (a)	60	3,540

Semiconductors & Related Devices - 3.82%
AU Optronics Corp. (a)	176	1,214
Siliconware Precision Industries Co. (a)	384	2,166
		3,380

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian International Value Fund
Schedule of Investments - continued
October 31, 2008

Common Stocks - 97.20% - continued	Shares	Value

Services - Prepackaged Software - 2.49%
Check Point Software Technologies Ltd. (b)	109	$ 2,204

Telephone Communications (No Radio Telephone) - 1.86%
BT Group plc (a)	87	1,644

Tobacco - 2.64%
British American Tobacco plc (a)	43	2,338

Water Supply - 2.16%
Companhia de Saneamento Basico do Estado de Sao Paulo (a) (b)	83	1,909

Water Transportation - 1.05%
Carnival plc (a)	41	931

TOTAL COMMON STOCKS (Cost $96,988)		85,977

Money Market Securities - 2.81%
Huntington Money Market Fund - Trust Shares, 1.25% (d)	2,486	2,486

TOTAL MONEY MARKET SECURITIES (Cost $2,486)		2,486

TOTAL INVESTMENTS (Cost $99,474) - 100.01%		$ 88,463

Liabilities in excess of other assets - (0.01)%		(9)

TOTAL NET ASSETS - 100.00%		$ 88,454

(a) American Depository Receipt.
(b) Non-income producing.
(c) New York registry.
(d) Variable rate security; the money market rate shown represents the rate at October 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian International Value Fund
Schedule of Investments - continued
October 31, 2008

DIVERSIFICATION OF ASSETS:	Percentage of
Net Assets
Australia	1.32%
Belgium	2.49%
Bermuda	3.51%
Brazil	4.07%
Canada	9.90%
Finland	1.01%
France	3.26%
Germany	5.28%
Japan	3.17%
Israel	2.49%
Italy	2.01%
Mexico	4.45%
Netherlands	6.94%
Norway	2.86%
Peru	0.58%
South Africa	1.08%
South Korea	6.57%
Sweden	0.50%
Switzerland	3.57%
Taiwan	3.82%
United Kingdom	28.31%
Total	97.19%
Other assets (including money market)	2.81%
Grand Total	100.00%

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian International Fund
Statement of Assets and Liabilities
October 31, 2008

Assets:
Investments in securities
At cost	$ 99,474
At value	$ 88,463

Cash	1
Dividends receivable	45
Receivable from advisor	10,658
Total assets	99,167

Liabilities:
Payable to administrator, fund accountant and transfer agent	3,969
Payable to custodian	790
Other accrued expenses	5,954
Total liabilities	10,713

Net Assets:	$ 88,454

Net Assets consist of:
Paid in capital	$ 99,990
Accumulated undistributed net investment income (loss)	-
Accumulated undistributed net realized gain (loss) on investments	(525)
Net unrealized appreciation (depreciation) on investments	(11,011)

Net Assets:	$ 88,454

Shares outstanding
(unlimited number of shares authorized)	10,000

Net asset value, offering and redemption price per share	$ 8.85

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian International Fund
Statement of Operations
For the period ended October 31, 2008 (a)

Investment Income
Dividend income (Net of foreign withholding tax of $1)	$ 45
Total Income	45

Expenses
Investment advisor fee (b)	37
12b-1 expense	10
Administration expenses	1,667
Fund accounting expenses	1,292
Transfer agent expenses	1,011
Legal expenses	250
Auditing expenses	5,000
Pricing expenses	658
Custodian expenses	790
Miscellaneous expenses	45
Total Expenses	10,760
Expenses waived and reimbursed by advisor (b)	(10,695)
12b-1 fees waived by advisor (b)	(10)
Net operating expenses	55
Net Investment Income (Loss)	(10)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	(525)
Change in unrealized appreciation (depreciation) on
investment securities	(11,011)
Net realized and unrealized gain (loss) on investment securities	(11,536)
Net increase (decrease) in net assets resulting from operations	$ (11,546)

(a) For the period October 15, 2008 (commencement of operations) through October 31, 2008.
(b) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian International Fund
Statement of Changes in Net Assets

Period ended
Increase (Decrease) in Net Assets due to:	October 31, 2008(a)
Operations:
Net investment income (loss)	$ (10)
Net realized gain (loss) on investment securities	(525)
Change in unrealized appreciation (depreciation) on investment securities	(11,011)
Net increase (decrease) in net assets resulting from operations	(11,546)

Capital Share Transactions:
Proceeds from shares sold	100,000
Net increase in net assets resulting
from share transactions	100,000

Total Increase (Decrease) in Net Assets	88,454

Net Assets:
Beginning of period	-

End of period	$88,454

Accumulated undistributed net
investment income included
in net assets at end of period	$-

Capital Share Transactions:
Shares sold	10,000

Net increase (decrease) from capital share transactions	10,000

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian International Fund
Financial Highlights
(For a share outstanding throughout the period)

	Period ended
	October 31, 2008	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 10.00

Income from investment operations
Net investment income	-	(b)
Net realized and unrealized gain (loss)	(1.15)
Total from investment operations	(1.15)

Net asset value, end of period	$8.85

Total Return (c)	-11.50%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$88
Ratio of expenses to average net assets (e)	1.40%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement	268.58%	(f)
Ratio of net investment income to
average net assets (e)	(0.27)%	(f)
Ratio of net investment income to average
net assets before waiver & reimbursement	(267.45)%	(f)
Portfolio turnover rate	5.54%

(a) For the period October 15, 2008 (commencement of operations) to October 31, 2008.

(b) Net investment income amounted to less than $0.005 per share.

(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.

(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian International Value Fund

Notes to the Financial Statements

October 31, 2008

NOTE 1. ORGANIZATION

The Dreman Contrarian International Value Fund (the “Fund”) was organized as a diversified series of Dreman Contrarian Funds (the “Trust”). The Trust was organized as a Delaware statutory trust on July 31, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and commonly known as a “mutual fund.” The Fund commenced operations on October 15, 2008. The investment objective of the Fund is capital appreciation. The investment advisor to the Fund is Dreman Value Management, LLC (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Good faith pricing is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Dreman Contrarian International Value Fund

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its taxable income. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Accounting for Uncertainty in Income Taxes – The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on October 15, 2008. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Fund.

As of and during the period ended October 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognized interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Fair Value Measurements - The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective October 15, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Dreman Contrarian International Value Fund

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 – Direct Market Prices in Observable Markets or Quoted Prices	$ 88,463	$ -
Level 2 – Other Significant Observable Inputs	$ -	$ -
Level 3 – Internal Unobservable Inputs	$ -	$ -
Total	$ 88,463	$ -

*Other financial instruments include call options, futures, forwards, and swap contracts.

FAS 157 requires a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation is included for this reporting period.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161), effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor to the Fund is Dreman Value Management, LLC. Under the terms of the management agreement between the Trust and the Advisor (the “Agreement”) for the Fund, the Advisor manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the period October 15, 2008 (commencement of operations) through October 31, 2008, the Advisor earned fees, before the waiver described below, of $37. The Advisor has contractually agreed to waive its fee and reimburse the Fund’s expenses so that its total annual operating expenses, except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes and extraordinary expenses do not exceed 1.40% of the average daily net assets of the Fund through October 31, 2009. Excluding the voluntary reimbursement by the Advisor of the Fund’s 12b-1 expenses described below, for the period October 15, 2008 (commencement of operations) to October 31, 2008, the Advisor waived management fees and reimbursed expenses of $10,695 for the Fund. At October 31, 2008, the Advisor owed $10,658 to the Fund.

Dreman Contrarian International Value Fund

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred; provided that the Fund is able to make the repayment without exceeding its expense limitations. As of October 31, 2008, $10,695 is subject to repayment to the Advisor by the Fund through October 31, 2011.

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and to provide each Fund with administrative services, including all regulatory, reporting and necessary office equipment and personnel. For the period October 15, 2008 (commencement of operations) through October 31, 2008, Unified received fees of $1,667 for administrative services provided to the Fund. At October 31, 2008, the Fund owed $1,667 to Unified for administrative services.

The Trust retains Unified to act as the Fund’s transfer agent and to provide the Fund with fund accounting services. For the period October 15, 2008 (commencement of operations) through October 31, 2008, Unified received transfer agent fees of $208 and $803 for reimbursement of out-of-pocket expenses from the Fund. At October 31, 2008, the Fund owed $1,011 to Unified for transfer agency services and reimbursement of out-of-pocket expenses. For the period October 15, 2008 (commencement of operations) through October 31, 2008, Unified received fees of $1,292 for fund accounting services provided to the Fund. At October 31, 2008, the Fund owed $1,292 to Unified for fund accounting services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”) and the parent company of the principal distributor of the Fund. For the period October 15, 2008 (commencement of operations) through October 31, 2008, the Custodian earned fees of $790 for custody services provided to the Fund. At October 31, 2008, the Fund owed $790 to the Custodian for custody services.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Fund’s shares. There were no payments made by the Fund to the Distributor for the period October 15, 2008 (commencement of operations) through October 31, 2008. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

The Fund has adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Fund’s Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of the Fund’s shares, for which the Fund pays the Advisor the 12b-1 fee described above. For the period October 15, 2008 (commencement of operations) through October 31, 2008, the Advisor was entitled to fees of $10 for services provided to the Fund, all of which the Advisor voluntarily waived. This voluntary waiver by the Advisor of the 12b-1 fees to which it is otherwise entitled may be discontinued by the Advisor at any time.

NOTE 4. INVESTMENTS TRANSACTIONS

For the period October 15, 2008 (commencement of operations) through October 31, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Dreman Contrarian International Value Fund

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 4.	INVESTMENTS TRANSACTIONS - continued

Purchases
U.S. Government Obligations	$ -
Other	102,356
Sales
U.S. Government Obligations	$ -
Other	4,843

As of October 31, 2008, the net unrealized depreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 1,895
Gross (Depreciation)	(12,906)

Net (Depreciation)
on Investments	$ (11,011)

At October 31, 2008, the aggregate cost of securities for federal income tax purposes was $99,474.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2008, David N. Dreman owned 100.00% of the Fund. David N. Dreman is President of the Advisor. As a result, David N. Dreman may be deemed to control the Fund.

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2008, the Fund has not paid any distributions to shareholders.

Dreman Contrarian International Value Fund

Notes to the Financial Statements

October 31, 2008 – continued

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS - continued

As of October 31, 2008, the Fund’s fiscal year-end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ -
Undistributed long-term capital gain	-
Capital loss carryforwards	(525)
Unrealized appreciation (depreciation)	(11,011)
$ (11,536)

NOTE 8. CAPITAL LOSS CARRYFORWARD

At October 31, 2008, the Fund had available for federal tax purposes an unused capital loss carryforward of $525 which is available for offset against future taxable net capital gains. This loss carryforward expires as follows:

Year of expiration	Amount
2016	$525

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Dreman Contrarian Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dreman Contrarian International Value Fund (the “Fund”), one of the series constituting Dreman Contrarian Funds, as of October 31, 2008, and the related statement of operations, statement of changes in net assets and the financial highlights for the period of October 15, 2008 (commencement of operations) through October 31, 2008. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreman Contrarian International Value Fund, one of the series constituting Dreman Contrarian Funds, as of October 31, 2008, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 30, 2008

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name (Age), Address, Position with Trust*, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Brian Bruce (Age 51) 5945 Glendower Lane Plano, TX 75093 Independent Trustee, Since 2007

Director, Finance Institute, Southern Methodist University (August 2006 to Present); Previously, Chief Investment Officer, PanAgora Asset Management (December 1999 to March 2007). Trustee, CM Advisers Family of Funds, a registered open-end management investment company (May 2003 to Present).

Robert B. Grossman, MD (Age 60) 35 Gilbert Street South Tinton Falls, NJ 07701 Independent Trustee, Since 2007	Orthopedic Surgeon in Private Practice.
Robert A. Miller, Ph.D. (Age 64) 200 Norfolk Road Orlando, FL 32803 Independent Trustee, Since 2007

Independent Consultant with the Registry of College and University Presidents and Interim Senior Vice President and Provost of Roger Williams University (October 2006 until June 2007); Previously, the President of Nazareth College in Rochester, New York (July 1998 until July 2005; Director, Bergmann Associates, LLC, a privately owned architectural and engineering firm based in Rochester, New York (2000 until 2004). Director, International Assets Holding Corp., a publicly-traded financial services holding company (February 1998 to Present).

Principal Officers

Name (Age), Address, Position with Trust*, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David N. Dreman (Age 72) c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 Trustee Ex-Officio, Since 2007	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and its predecessors (1977 to Present).
Clifton Hoover, Jr. (Age 50) c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 Trustee and Secretary, Since 2007

Co-Chief Investment Officer, Co-Director of Research and Managing Director of Dreman Value Management, LLC (2006 to present); Previously, Managing Director and Portfolio Manager of NFJ Investment Group (1997-2006).

John C. Swhear (Age 46)

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Acting Chief Executive Officer, Vice President, and Anti-Money Laundering Compliance Officer, Since 2007

Vice President, Legal Administration and Compliance at Unified Fund Services, Inc. (April 2007 to Present); Chief Compliance Officer, Unified Financial Securities, Inc. (May 2007 to Present); Previously, Employed in various positions with American United Life Insurance Company (from 1983 to April 2007), including: Associate General Counsel (April 2007), Investment Adviser Chief Compliance Officer (June 2004 to April 2007), Assistant Secretary to the Board of Directors (December 2002 to April 2007), Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007), and Chief Counsel and Secretary, OneAmerica Securities, Inc. (December 2002 to April 2007).

William J. Murphy (Age 45) c/o Unified Fund Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 Treasurer and Chief Financial Officer, Since 2008	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

*The Trust currently consists of 7 series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 247-1014 to request a copy of the SAI or to make shareholder inquiries.

APPROVAL OF MANAGEMENT AGREEMENT
(UNAUDITED)

At a regularly scheduled meeting held on January 29, 2008, the Board of Trustees (the “Board”) of the Trust approved a new management agreement (the “Agreement”) with Dreman Value Management, LLC (the “Advisor”) on behalf of the Fund. In doing so, the Board considered information provided by the Advisor and considered reasonably necessary by the Board to reach its conclusion. The Board carefully considered this information and was advised by legal counsel to the Fund and legal counsel to the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”). The Board reviewed numerous factors with respect to the Fund. Based on the information reviewed at the meeting, the Board decided to approve the new management agreement with the Advisor on behalf of the Fund for a two-year period, commencing January 31, 2008 and from year-to-year thereafter, subject to annual approval of the Board.

In considering the Advisor as investment adviser for the Fund, the Board gave considerable weight to the fact that the Advisor, as investment adviser to the other portfolios in the Trust, has performed well, charged fees that are competitive for the industry, and has been responsive to any issues raised by the Board. The Board also considered the Advisor’s entrepreneurial commitment to the management of the Fund, and commitment to operate the Fund at competitive expense levels.

In evaluating the nature, quality and extent of services that would be provided by the Advisor, the Board considered the high quality services provided by the Advisor in its management of other funds in the Trust. The Board considered staffing within the Advisor, including the background of the Fund’s portfolio manager, E. Clifton Hoover, Jr., and the Fund’s investment objective and discipline. The Board considered Mr. Hoover’s extensive experience as a managing director and portfolio manager of both large and small cap portfolios, including the large cap and small cap portfolios within the Trust. The Board noted that many of the same investment principles that Mr. Hoover applied to these sectors could be applied to management of the Fund’s assets. The Board also considered that while the Trust was newly-organized, the Advisor has a long-standing reputation as a quality firm with significant investment experience within the industry. The Board noted the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and prior performance of the Advisor as it relates to other portfolios within the Trust that it manages.

The Independent Trustees met separately with senior management of the Advisor’s investment group and discussed the level and type of service the Fund could expect.

The Board also considered whether the compensation to be paid under the Agreement was fair and reasonable. The Board considered the fees in comparison to the fees paid by a peer group of funds within the industry. The Board was advised that the investment advisory fees of the Advisor were consistent with those charged by other, similar funds within the industry. The Board also discussed the Advisor’s willingness to contractually waive its fees and reimburse expenses through October 31, 2009, so that the ratio of total operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs, taxes, and extraordinary expenses do not exceed 1.40% of the average daily net assets of the Fund. The Board determined that the investment advisory fees charged by the Advisor are fair and reasonable.

The Board considered other aspects of the Advisor, including its profitability and certain economies of scale achieved through the Advisor’s management of other portfolios within the Trust.

The Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in a situation where the Board was determining to extend its relationship with an existing Advisor of other portfolios of the Trust to one of the Trust’s newest series.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by (1) calling the Fund at (800) 247-1014 or (2) from Fund documents filed with the Commission on the Commission’s website at www.sec.gov .

TRUSTEES

Brian R. Bruce
Robert B. Grossman
Robert A. Miller

OFFICERS

David N. Dreman, Trustee Ex-Officio

Clifton Hoover, Jr., Trustee and Secretary
John C. Swhear, Acting Chief Executive Officer, Vice President, and Anti-Money Laundering Compliance Officer

William J. Murphy, Treasurer and Chief Financial Officer

INVESTMENT ADVISER

Dreman Value Management, LLC
Harborside Financial Center
Plaza 10, Suite 800
Jersey City, NJ 07311

DISTRIBUTOR

Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL

Greenberg Traurig, LLP

2700 Two Commerce Square
2001 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL TO THE TRUSTEES

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

CUSTODIAN

Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not Applicable

(f)        A copy of the Code of Ethics may be provided, without charge, upon request. You may call toll-free (800) 247-1014 to request a copy of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
FY 2008	$ 62,000
FY 2007	$ 60,000

(b)	Audit-Related Fees
FY 2008	$0
FY 2007	$0
Nature of the fees:

(c)	Tax Fees
FY 2008	$ 12,000
FY 2007	$ 22,250
Nature of the fees:	Review of the 1120-RICs & Excise Returns

(d)	All Other Fees
FY 2008	$0
FY 2007	$0
Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant
FY 2008	$ 0
FY 2007	$ 0

(h)       Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders. NOT APPLICABLE

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of a filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dreman Contrarian Funds
By*	/s/ John Swhear
John Swhear, Acting Chief Executive Officer
Date	01/09/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant)	Dreman Contrarian Funds
By*	/s/ William Murphy
William Murphy, Treasurer and Chief Financial Officer
Date	01/09/09